UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23285

Name of Fund: BlackRock Multi-Sector Opportunities Trust

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock for BlackRock Multi-Sector Opportunities Trust, you can call Computershare at (800) 699-1236 and for BlackRock Multi-Sector Opportunities Trust II you can call (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of December 31, 2019	BlackRock Multi-Sector Opportunities Trust

Trust Overview

BlackRock Multi-Sector Opportunities Trust’s (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Leverage as of December 31, 2019(c)	26%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings), minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 8.

Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Net Asset Value	$98.42	$90.55	8.69%	$99.11	$90.54

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/19		12/31/18
Corporate Bonds	37%		39%
Floating Rate Loan Interests	21		15
Asset-Backed Securities	13		22
Non-Agency Mortgage-Backed Securities	10		12
Preferred Securities	9		4
Foreign Agency Obligations	8		6
Short-Term Securities	1		2
U.S. Government Sponsored Agency Securities	1		—	(a)
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: U.S. Government Sponsored Agency Securities, Options Purchased, Options Written and Common Stocks.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/19	12/31/18
AA/Aa	1%	—
A	1	1%
BBB/Baa	14	10
BB/Ba	35	39
B/B	20	27
CCC	4	4
CC	—	1
N/R	25	18

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Multi-Sector Opportunities Trust

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

Returns Based On
Net Asset Value
Trust(a)	17.35%
Lipper General Bond Funds(b)	11.37

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The most significant positive contributions to the Trust’s performance during the 12-month period came from exposure to credit-sensitive sectors, most notably U.S. high yield corporate bonds, emerging market debt, and corporate credit in Asia and Europe. The Trust’s allocations to securitized assets also contributed meaningfully, in particular non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). The allocation to private investments also added to the Trust’s return.

There were no material detractors from the Trust’s performance.

Describe recent portfolio activity.

During the reporting period, the Trust increased its exposure to European corporate credit, which the investment adviser favored for the attractive income when the bonds are hedged back into the U.S. dollar. The Trust also slightly increased its allocations in emerging markets. Given the easing global monetary policy backdrop, the Trust became modestly constructive on the asset class, especially in countries where real rates are high and central banks have room to cut rates without hurting the local currency. The Trust mainly added sovereign rate exposure in Indonesia, Ukraine, Mexico and Egypt.

Toward the latter part of the period, the investment adviser started to reduce the portfolio’s securitized asset allocation in areas where valuations had tightened over the year. In particular, the Trust’s exposure was decreased in non-agency MBS, CMBS and CLOs.

Finally, the Trust continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments. The Trust added two more private investments, a short-term loan supporting the acquisition of a non-bank consumer credit card business and a short-term high yield deal financing a data center company.

Describe portfolio positioning at period end.

As of December 31, 2019, the Trust’s portfolio carried leverage of approximately 27%. The effective duration of the portfolio was 2.48 years. The Trust maintained balanced exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets. At period end, private investments comprised approximately 20% of total assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of December 31, 2019	BlackRock Multi-Sector Opportunities Trust II

Trust Overview

BlackRock Multi-Sector Opportunities Trust II (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Leverage as of December 31, 2019(c)	25%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings), minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 8.

Net Asset Value Per Share Summary

	12/31/19	04/16/19 (a)	Change	High	Low
Net Asset Value	$101.48	$100	1.48%	$103.41	$99.77

(a)	Commencement of operations.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/19		06/30/19
Corporate Bonds	39%		44%
Asset-Backed Securities	19		15
Non-Agency Mortgage-Backed Securities	10		10
Floating Rate Loan Interests	9		3
Preferred Securities	9		8
Investment Companies	6		9
Foreign Agency Obligations	6		5
U.S. Government Sponsored Agency Securities	1		—	(a)
Short-Term Securities	1		—	(a)
U.S. Treasury Obligations	—	(a)	6

(a)	Includes a less than 1% holding in each of the following investment types: U.S. Government Sponsored Agency Securities, Short-Term Securities and U.S. Treasury Obligations.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/19	06/30/19
AAA/Aaa	1%	6%
AA/Aa	—	1
A	2	1
BBB/Baa	17	12
BB/Ba	31	26
B	21	18
CCC/Caa	1	3
CC/Ca	1	4
C	1	1
N/R	25	28

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Multi-Sector Opportunities Trust II

Performance and Portfolio Management Commentary

Returns for the period since inception (April 16, 2019) through December 31, 2019 were as follows:

Returns Based On
Net Asset Value
Trust(a)	5.99%
Lipper General Bond Funds(b)	5.66

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return for the period from April 18, 2019 through December 31, 2019. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The primary contributor to the Trust’s performance since its inception was exposure to U.S. high yield corporate credit, as credit spreads continued to tighten as risk sentiment came back to the market. The Trust’s exposure to securitized assets, namely collateralized loan obligations (“CLOs”) and non-agency residential mortgage-backed securities (“MBS”), added positively to performance as well. Also contributing to performance was the Trust’s exposure to emerging market debt and private assets.

There were no material detractors from the Trust’s performance.

Describe recent portfolio activity.

Since the launch of the Trust in second quarter of 2019, the investment adviser focused on adding exposure within the publicly offered debt market in less liquid areas offering attractive income, such as high yield bonds, emerging market debt, European credit and securitized assets including non-agency MBS and commercial mortgage-backed securities (“CMBS”). The investment adviser sought to gain balanced exposure across high income sectors in the fixed income market.

During the latter portion of the period, the Trust added to its securitized assets exposure, namely CLOs and CMBS. The Trust also saw increased allocations in emerging market debt and European sovereigns.

The investment adviser sourced the first private deal in the portfolio within the first two months of the Trust’s operation. The investment was a short-term loan supporting the acquisition of a non-bank consumer credit card business. In the fourth quarter of 2019, the Trust sourced another private investment, a second lien term loan supporting the acquisition of a portfolio of leading Australian brands in the biscuit, snack, soup and juice categories. The investment adviser continues to perform due diligence on multiple new opportunities and expects to steadily increase the Trust’s exposure to private assets over the next year.

Describe portfolio positioning at period end.

As of December 31, 2019, the Trust’s portfolio carried leverage of approximately 26%. The effective duration of the portfolio was 2.82 years. The Trust maintained balanced exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of a Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, a Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of a Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence a Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in a Trust’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Trust’s shares than if a Trust were not leveraged. In addition, a Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. A Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of a Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to a Trust’s investment adviser will be higher than if a Trust did not use leverage.

A Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.0%

United States — 0.0%
Bristow Group, Inc.(a)		4,703	$130,179

Total Common Stocks — 0.0% (Cost — $155,178)			130,179

		Par (000)

Asset-Backed Securities — 18.3%
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 9.24%, 01/15/33(b)(c)	USD	250	250,025
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(b)(d)		1,844	1,513,655
Ajax Mortgage Loan Trust, Class B(a)(b):
Series 2018-A, 0.00%, 04/25/58(d)		448	259,601
Series 2018-B, 0.00%, 02/26/57		515	149,593
Anchorage Capital CLO Ltd.(b)(c):
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 8.80%, 10/13/30		3,050	3,040,228
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 7.40%, 01/15/30		1,000	916,652
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 7.67%, 04/20/31(b)(c)		1,000	932,966
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 7.19%, 07/25/30(b)(c)		2,000	1,802,845
Apres Static CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.65%, 01/15/27(b)(c)		500	497,309
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 8.22%, 04/15/31(b)(c)		700	682,689
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (3 mo. LIBOR US + 6.55%), 8.55%, 10/15/29(b)(c)		750	735,018
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 8.15%, 10/15/30(b)(c)		1,450	1,391,277
Assurant CLO II Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 7.57%, 04/20/31(b)(c)		1,000	934,931
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(d)		2,300	1,558,912
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.89%, 10/24/29(b)(c)		1,000	949,817
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 7.72%, 04/20/31(b)(c)		1,500	1,364,396
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (3 mo. LIBOR US + 6.90%), 8.81%, 10/15/32(b)(c)		1,000	979,911
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 9.53%, 10/20/32(b)(c)		250	249,947
CarVal CLO II Ltd., Series 2019-1A(b)(c):
Class D, (3 mo. LIBOR US + 4.15%), 6.12%, 04/20/32		250	249,311
Class E, (3 mo. LIBOR US + 6.75%), 8.72%, 04/20/32		825	784,156
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 8.71%, 07/20/32(b)(c)		2,200	2,100,817
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 7.32%, 04/20/31(b)(c)		2,000	1,832,134
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ER, (3 mo. LIBOR US + 5.90%), 7.87%, 10/20/28(b)(c)		250	236,397
CFMT LLC, Series 2019-HB1(b)(d):
Class M4, 4.49%, 12/25/29		250	250,000
Class M5, 6.00%, 12/25/29		250	245,684

Security	Par (000)		Value

Asset-Backed Securities (continued)
CIFC Funding II Ltd., Series 2015-2A, Class DR, 4.45%, 04/15/27(b)(d)	USD	550	$549,991
Deer Creek CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 8.32%, 10/20/30(b)(c)		1,000	963,555
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 5.65%, 10/15/26(b)(c)		950	950,005
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 8.77%, 04/20/31(b)(c)		500	501,951
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.90%, 10/15/32(b)(c)		1,425	1,424,778
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(b)(d)		2,000	1,986,400
GoldenTree Loan Management US CLO Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 6.67%, 11/28/30(b)(c)		1,500	1,324,132
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 7.68%, 10/29/29(b)(c)		500	477,454
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 7.15%, 07/18/31(b)(c)		1,120	1,012,559
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M2, (1 mo. LIBOR US + 0.36%), 2.15%, 02/25/36(c)		2,787	2,463,506
Kayne CLO Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 9.28%, 01/20/33(b)(c)		500	498,008
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.22%, 01/20/29(b)(c)		1,270	1,247,991
Madison Park Funding XXX Ltd.:
Series 2012-30X, Class C, 6.95%, 04/15/29(d)		250	226,515
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 6.95%, 04/15/29(b)(c)		1,250	1,132,577
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 9.05%, 01/22/31(b)(c)		250	252,191
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 8.83%, 04/30/32(b)(c)		250	240,441
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(b)		2,500	2,505,020
MCM Trust, Series 2018, Class NPL 1, 1.79%, 06/25/58(a)(b)		3,692	555,883
Nationstar HECM Loan Trust(b)(d):
Series 2018-2A, Class M5, 6.00%, 07/25/28		2,000	1,978,010
Series 2019-1A, Class M4, 5.80%, 06/25/29		1,500	1,506,401
OCP CLO Ltd.(b):
Series 2019-16A, Class E, 8.59%, 01/20/32(d)		250	243,805
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 8.96%, 07/20/32(c)		1,000	962,602
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 7.75%, 07/15/27(b)(c)		3,250	3,093,418
OHA Loan Funding Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.50%), 8.47%, 01/20/28(b)(c)		500	490,823
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 5.55%, 07/22/29(b)(c)		250	244,069
Palmer Square CLO Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 7.60%, 07/16/31(b)(c)		1,500	1,394,018
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 7.76%, 08/23/31(b)(c)		2,000	1,876,157

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Asset-Backed Securities (continued)
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 6.97%, 07/20/28(b)(c)	USD	250		$238,982
Rockford Tower CLO Ltd.(b):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.40%, 04/15/29(c)		2,000		1,853,071
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.08%), 8.08%, 10/15/29(c)		2,000		1,920,180
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/30(c)		970		932,756
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 7.72%, 10/20/30(c)		1,000		941,778
Series 2017-3A, Class SUB, 0.00%, 10/20/30(d)		350		273,185
Series 2018-1A, Class SUB, 0.00%, 05/20/31(d)		350		257,242
Series 2018-2A, Class SUB, 0.00%, 10/20/31(d)		350		261,940
Seasoned Credit Risk Transfer Trust Series, Class BX(d):
Series 2018-1, 5.20%, 05/25/57		4,554		1,830,425
Series 2018-2, 4.12%, 11/25/57		3,880		1,622,430
Silver Creek CLO Ltd., Series 2014-1A, Class E1R, (3 mo. LIBOR US + 5.62%), 7.59%, 07/20/30(b)(c)		1,000		923,131
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/27(a)(b)		—	(n)	987,451
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 6.22%, 10/25/32(b)(c)		2,250		2,273,454
Strata CLO Ltd., Series 2018-1A(b):
Class A, (3 mo. LIBOR US + 7.08%), 9.08%, 01/15/31(c)		500		459,626
Class USUB, 0.00%, 01/15/18(d)		1,750		1,054,599
Sun Country, Series 2019-1C, 7.00%, 12/15/23		700		700,000
TICP CLO VI Ltd.(b)(c):
Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 7.75%, 07/17/31		250		230,779
Series 2016-6A, Class ER, (3 mo. LIBOR US + 6.40%), 8.40%, 01/15/29		1,500		1,455,064
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.51%, 07/15/29(b)(c)		1,000		975,568
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 7.50%, 01/15/31(b)(c)		2,750		2,648,941
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 7.69%, 07/25/31(b)(c)		1,900		1,822,672
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(b)(c)		750		748,934
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 7.60%, 01/22/31(b)(c)		500		461,345

Total Asset-Backed Securities — 18.3% (Cost — $83,543,863)				78,884,084

Corporate Bonds — 49.7%

Aerospace & Defense — 0.9%
Arconic, Inc., 6.75%, 01/15/28(e)		1,209		1,420,212
TransDigm, Inc.(e):
6.50%, 05/15/25		1,330		1,383,200
6.25%, 03/15/26(b)		1,163		1,259,076

				4,062,488

Airlines — 1.3%
American Airlines Group, Inc.:
5.00%, 06/01/22(b)(e)		2,135		2,233,744
4.87%, 04/22/25(a)		387		400,830
3.93%, 12/15/25(a)		315		317,363
Avianca Holdings SA, 9.00%, 05/10/23(b)		2,508		2,307,360
Gol Finance SA, 7.00%, 01/31/25(b)(e)		500		515,000

				5,774,297

Security	Par (000)		Value

Auto Components — 0.5%
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(f)	EUR	113	$132,613
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(b)(e)	USD	79	85,122
ZF Europe Finance BV:
2.00%, 02/23/26	EUR	800	917,768
2.50%, 10/23/27		800	925,004

			2,060,507

Banks — 0.8%
Banco de Sabadell SA (5 year EUR Swap + 5.10%), 5.38%, 12/12/28(g)		1,000	1,276,699
Commerzbank AG (5 year USD Swap + 5.23%), 7.00%(e)(g)(h)	USD	600	631,272
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	1,000	1,317,010
Emirates NBD Bank PJSC (6 year USD Swap + 3.66%), 6.13%(g)(h)	USD	250	262,813
Intesa Sanpaolo SpA, 0.75%, 12/04/24	EUR	100	112,643

			3,600,437

Beverages — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)(e)	USD	100	105,594
Crown European Holdings SA, 0.75%, 02/15/23	EUR	100	112,205

			217,799

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26		300	349,129
US Concrete, Inc., 6.38%, 06/01/24(e)	USD	27	28,181

			377,310

Building Products — 0.1%
Builders FirstSource, Inc., 5.63%, 09/01/24(b)(e)		28	29,120
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	200	236,638
Standard Industries, Inc., 4.75%, 01/15/28(b)(e)	USD	46	47,150

			312,908

Capital Markets — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		400	388,375

Chemicals — 1.3%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	115,535
Cydsa SAB de CV, 6.25%, 10/04/27(b)(e)	USD	2,000	2,058,125
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	300	349,129
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(e)	USD	1,407	1,452,727
OCI NV, 5.00%, 04/15/23	EUR	300	349,550
Orbia Advance Corp SAB de CV, 5.88%, 09/17/44(b)(e)	USD	1,000	1,056,563
Rock International Investment Co., 6.63%, 03/27/20		550	248,359

			5,629,988

Commercial Services & Supplies — 1.1%
AA Bond Co. Ltd., 4.25%, 07/31/43	GBP	210	282,034
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(b)(e)	USD	1,254	1,310,430
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(e)		816	848,640
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	200	233,538
United Rentals North America, Inc.(e):
6.50%, 12/15/26	USD	339	372,582
4.88%, 01/15/28		1,396	1,453,557

			4,500,781

Construction — 0.4%
Landesbank Baden-Wuerttemberg(5 year EUR Swap + 4.21%), 4.00%(g)(h)	EUR	1,400	1,572,107

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Construction & Engineering — 1.0%
China Singyes Solar Technologies Holdings Ltd., (2.0% Cash & 4.00% PIK), 6.00%, 12/19/22(f)	USD	210	$188,569
PulteGroup, Inc., 7.88%, 06/15/32(e)		1,138	1,462,330
Weekley Homes LLC/Weekley Finance Corp.(e):
6.00%, 02/01/23		1,325	1,326,656
6.63%, 08/15/25		1,381	1,432,788

			4,410,343

Consumer Finance — 0.7%
Credito Real SAB de CV, 7.25%, 07/20/23(b)(e)		500	528,594
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)(e)		1,089	1,104,995
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	300	276,382
Muthoot Finance Ltd., 6.13%, 10/31/22(b)(e)	USD	453	470,742
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	400	488,276

			2,868,989

Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	350	486,327
Ball Corp., 0.88%, 03/15/24	EUR	100	113,011
Berry Global, Inc., 1.00%, 01/15/25(i)		100	112,578
Crown European Holdings SA, 2.25%, 02/01/23		200	233,870
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24		200	232,147
5.50%, 04/15/24(b)(e)	USD	1,092	1,124,869
OI European Group BV, 2.88%, 02/15/25	EUR	100	116,225
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(b)(e)	USD	750	775,313

			3,194,340

Diversified Consumer Services — 0.2%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	310	429,104
Verisure Holding AB, 3.50%, 05/15/23	EUR	271	312,872

			741,976

Diversified Financial Services — 3.8%
Alpha Holding SA de CV, 10.00%, 12/19/22(b)(e)	USD	500	511,250
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	510	687,030
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	1,144	1,105,390
Barclays PLC(g):
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25	EUR	300	342,589
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28		400	455,830
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(c)		100	116,376
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	200	274,886
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	200	204,750
8.60%, 04/08/24		200	206,500
Coastal Emerald Ltd., 5.95%, 01/13/20		800	803,000
Credit Agricole SA(g)(h):
(5 year USD Swap + 4.32%), 6.88%		500	550,625
(5 year USD Swap + 4.90%), 7.88%(e)		1,800	2,051,640
Ford Motor Credit Co. LLC:
3.02%, 03/06/24	EUR	420	497,996
5.58%, 03/18/24(e)	USD	612	662,514
2.33%, 11/25/25	EUR	100	114,270
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		100	111,890
Gilex Holding Sarl, 8.50%, 05/02/23(b)(e)	USD	1,195	1,283,143
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	300	430,935
Klabin Finance SA, 4.88%, 09/19/27(b)(e)	USD	1,286	1,335,029
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	670	776,716

Security	Par (000)		Value

Diversified Financial Services (continued)
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29	USD	325	$332,312
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		400	351,500
Quicken Loans, Inc.(b)(e):
5.75%, 05/01/25		1,531	1,582,671
5.25%, 01/15/28		46	47,610
Scenery Journey Ltd., 11.00%, 11/06/20		400	409,000
Usiminas International Sarl, 5.88%, 07/18/26(b)(e)		200	208,250
Verisure Midholding AB, 5.75%, 12/01/23	EUR	300	346,185
VZ Vendor Financing BV, 2.50%, 01/31/24		159	181,917
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	192,500

			16,174,304

Diversified Telecommunication Services — 1.6%
Axtel SAB de CV, 6.38%, 11/14/24(b)(e)		1,000	1,055,000
DKT Finance ApS, 7.00%, 06/17/23	EUR	300	356,158
Frontier Communications Corp.(b)(e):
8.50%, 04/01/26	USD	1,458	1,476,225
8.00%, 04/01/27		40	41,800
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(e)(f)		1,028	925,843
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	510	610,241
4.75%, 07/30/25		200	246,188
Telecom Argentina SA, 8.00%, 07/18/26(b)(e)	USD	429	407,684
Telecom Italia Capital SA, 6.38%, 11/15/33(e)		1,239	1,375,290
Telecom Italia SpA, 4.00%, 04/11/24	EUR	200	248,176

			6,742,605

Electric Utilities — 1.6%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(g)		500	626,750
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)(e)	USD	505	525,831
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(g)(h)	EUR	1,000	1,231,066
Inkia Energy Ltd., 5.88%, 11/09/27(b)(e)	USD	1,000	1,042,187
Pampa Energia SA, 9.13%, 04/15/29(b)(e)		335	281,819
Perusahaan Listrik Negara PT, 4.88%, 07/17/49(e)		250	270,000
ReNew Power Synthetic, 6.67%, 03/12/24(e)		500	517,500
Talen Energy Supply LLC(b)(e):
7.25%, 05/15/27		1,591	1,674,050
6.63%, 01/15/28		675	688,500

			6,857,703

Energy Equipment & Services — 0.6%
Anton Oilfield Services Group, 9.75%, 12/05/20(e)		600	617,062
Neerg Energy Ltd., 6.00%, 02/13/22		600	601,363
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(e)		1,287	1,363,796

			2,582,221

Equity Real Estate Investment Trusts (REITs) — 0.8%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(e)		750	755,483
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24(e)		1,895	2,072,637
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	300	370,946
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(b)(e)	USD	422	439,935

			3,639,001

Food & Staples Retailing — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	200	267,569
BRF GmbH, 4.35%, 09/29/26(e)	USD	200	205,937

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(c)	EUR	100	$109,927

			583,433

Food Products — 2.0%
JBS Investments II GmbH, 5.75%, 01/15/28(b)(e)	USD	658	693,861
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)(e)		43	47,555
MARB BondCo PLC, 6.88%, 01/19/25(b)(e)		2,500	2,643,750
MHP Lux SA, 6.25%, 09/19/29(b)(e)		1,000	978,750
Minerva Luxembourg SA, 6.50%, 09/20/26(b)(e)		2,500	2,660,937
Post Holdings, Inc., 5.00%, 08/15/26(b)(e)		1,430	1,510,438

			8,535,291

Forest Products — 0.4%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	300	343,345
Suzano Austria GmbH, 7.00%, 03/16/47(b)(e)	USD	1,000	1,176,250

			1,519,595

Health Care Equipment & Supplies — 0.1%
Yestar Healthcare Holdings Co. Ltd., 6.90%, 09/15/21		400	288,000

Health Care Providers & Services — 0.6%
Tenet Healthcare Corp.(b)(e):
4.63%, 09/01/24		901	939,383
4.88%, 01/01/26		1,488	1,558,531

			2,497,914

Health Care Technology — 0.1%
IQVIA, Inc., 3.25%, 03/15/25	EUR	300	343,202

Hotels, Restaurants & Leisure — 1.3%
Boyd Gaming Corp., 4.75%, 12/01/27(b)(e)	USD	443	460,166
Caesars Entertainment Corp., 5.00%, 10/01/24(j)		435	835,744
Cirsa Finance International Sarl, 7.88%, 12/20/23(b)(e)		200	211,434
CPUK Finance Ltd., 4.25%, 02/28/22	GBP	300	403,623
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(e)	USD	274	290,440
International Game Technology PLC, 6.50%, 02/15/25(b)(e)		1,150	1,290,875
Ladbrokes Group Finance PLC:
5.13%, 09/16/22	GBP	26	36,805
5.13%, 09/08/23		200	287,372
Scientific Games International, Inc., 7.00%, 05/15/28(b)	USD	464	497,640
Sisal Group SpA, 7.00%, 07/31/23(i)	EUR	138	159,632
Stonegate Pub Co. Financing PLC(3 mo. LIBOR GBP + 6.25%), 7.05%, 03/15/22(c)	GBP	248	330,144
Studio City Finance Ltd., 7.25%, 02/11/24(e)	USD	300	317,625
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(e)		482	516,945

			5,638,445

Household Durables — 2.0%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		200	201,625
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(b)(e)		602	677,250
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(b)(e)		541	570,755
Century Communities, Inc., 6.75%, 06/01/27(b)(e)		110	117,942
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(e)		1,000	1,101,250
PulteGroup, Inc., 5.50%, 03/01/26(e)		500	558,750
Taylor Morrison Communities, Inc.(b)(e):
5.88%, 06/15/27		647	711,700
5.75%, 01/15/28		2,269	2,473,210

Security	Par (000)		Value

Household Durables (continued)
TRI Pointe Group, Inc., 5.25%, 06/01/27(e)	USD	505	$527,725
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(e)		1,489	1,615,565
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	204,125

			8,759,897

Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp.(b):
5.25%, 06/01/26(e)		1,406	1,463,997
4.50%, 02/15/28		1,365	1,377,108
5.13%, 03/15/28		1,302	1,328,951
Capex SA, 6.88%, 05/15/24(b)(e)		1,000	839,688
NRG Energy, Inc., 4.45%, 06/15/29(b)(e)		125	130,950

			5,140,694

Industrial Conglomerates — 2.9%
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)(e)		800	835,250
Vertiv Group Corp., 10.00%, 05/15/24(b)		10,887	11,649,090

			12,484,340

Insurance — 0.9%
Aegon NV(5 year EUR Swap + 5.21%), 5.63%(g)(h)	EUR	415	541,085
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(g)(h)	USD	400	432,951
ASR Nederland NV(5 year EUR Swap + 4.00%), 3.38%, 05/02/49(g)	EUR	400	497,790
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(g)		900	1,207,650
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(g)	GBP	400	647,476
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	520	620,102

			3,947,054

IT Services — 0.2%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	200	199,395
InterXion Holding NV, 4.75%, 06/15/25	EUR	400	484,574

			683,969

Leisure Time — 0.6%
Carlson Travel, Inc., 6.75%, 12/15/23(b)(e)	USD	2,704	2,758,080

Machinery — 0.3%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)(e)		1,152	1,195,200

Media — 2.4%
Altice France SA, 2.50%, 01/15/25	EUR	541	613,727
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(e)	USD	738	768,479
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)(e)		1,831	1,852,152
Intelsat Jackson Holdings SA(e):
5.50%, 08/01/23		1,198	1,029,130
8.50%, 10/15/24(b)		465	423,536
Intelsat SA, 4.50%, 06/15/25(j)		167	109,948
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)(e)		733	772,435
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(b)(e)		1,360	1,365,100
SES SA(5 year EUR Swap + 5.40%), 5.63%(g)(h)	EUR	200	251,261
Sirius XM Radio, Inc.(b)(e):
5.00%, 08/01/27	USD	70	73,850
5.50%, 07/01/29		66	71,362
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.00%, 11/15/25(f)	EUR	100	119,589
United Group BV, 4.88%, 07/01/24		830	970,579
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	300	408,308

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Ziggo BV, 5.50%, 01/15/27(b)(e)	USD	1,451	$1,541,688

			10,371,144

Metals & Mining — 1.2%
Commercial Metals Co.(e):
4.88%, 05/15/23		181	188,240
5.75%, 04/15/26		51	53,295
5.38%, 07/15/27		1,374	1,442,700
Nexa Resources SA, 5.38%, 05/04/27(b)(e)		2,000	2,127,500
thyssenkrupp AG:
1.88%, 03/06/23	EUR	127	142,768
2.88%, 02/22/24		345	399,002
Vedanta Resources Finance II PLC, 8.00%, 04/23/23(e)	USD	230	228,275
Vedanta Resources Ltd., 7.13%, 05/31/23(e)		270	266,203
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		210	210,017
Zekelman Industries, Inc., 9.88%, 06/15/23(b)(e)		51	53,614

			5,111,614

Multiline Retail — 0.1%
Hipercor SA, 3.88%, 01/19/22	EUR	500	598,702

Oil, Gas & Consumable Fuels — 8.3%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(k)	USD	718	496,619
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)(e)		110	71,500
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(e)		1,458	1,479,651
Centennial Resource Production LLC(b)(e):
5.38%, 01/15/26		1,841	1,808,782
6.88%, 04/01/27		127	132,080
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(e)		1,365	1,508,571
Cheniere Energy Partners LP, 4.50%, 10/01/29(b)(e)		335	344,246
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(b)(f)(j)		1,642	1,683,838
Chesapeake Energy Corp.:
6.63%, 08/15/20(e)		77	76,230
7.00%, 10/01/24(e)		1,400	843,500
11.50%, 01/01/25(b)		550	519,750
Citgo Holding, Inc., 9.25%, 08/01/24(b)		306	328,185
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(e)		54	55,080
eG Global Finance PLC:
3.63%, 02/07/24	EUR	637	715,952
4.38%, 02/07/25		211	236,679
Geopark Ltd., 6.50%, 09/21/24(b)(e)	USD	2,000	2,084,375
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)(e)		1,500	1,350,000
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)(e)		200	187,002
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,279	1,151,100
Hilong Holding Ltd., 8.25%, 09/26/22		200	201,625
Jagged Peak Energy LLC, 5.88%, 05/01/26(e)		1,359	1,403,140
Medco Straits Services Pte Ltd., 8.50%, 08/17/22(e)		650	691,437
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)(e)		200	199,876
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(e)		1,116	1,440,960
Pacific Drilling SA, 8.38%, 10/01/23(b)(e)		175	159,687
Parsley Energy LLC/Parsley Finance Corp.(b)(e):
6.25%, 06/01/24		24	24,960
5.38%, 01/15/25		1,634	1,683,020
5.25%, 08/15/25		21	21,578
5.63%, 10/15/27		32	33,840
Petrobras Global Finance BV(e):
6.00%, 01/27/28		2,000	2,277,500
7.25%, 03/17/44		900	1,091,531

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos(e):
6.38%, 02/04/21	USD	1,030	$1,069,269
6.50%, 03/13/27		1,000	1,059,475
6.50%, 01/23/29		400	420,250
Puma International Financing SA, 5.13%, 10/06/24(b)		1,000	970,000
QEP Resources, Inc., 6.88%, 03/01/21(e)		362	374,670
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(e)		1,000	1,040,000
Santos Finance Ltd., 5.25%, 03/13/29		400	432,938
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)(e)		32	32,160
Sunoco LP/Sunoco Finance Corp.(e):
6.00%, 04/15/27		27	28,823
Series WI, 5.88%, 03/15/28		2,783	2,955,003
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(e)		215	220,226
WPX Energy, Inc.(e):
8.25%, 08/01/23		24	27,600
5.25%, 09/15/24		27	28,688
5.75%, 06/01/26		24	25,620
YPF SA(b)(e):
8.50%, 03/23/21		1,000	990,000
8.50%, 06/27/29		1,500	1,354,219
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		385	383,075

			35,714,310

Pharmaceuticals — 0.4%
Bausch Health Cos., Inc., 4.50%, 05/15/23	EUR	200	227,144
Jubilant Pharma Ltd., 6.00%, 03/05/24	USD	200	208,500
Merck KGaA(EURIBOR ICE Swap + 2.94%), 2.88%, 06/25/79(g)	EUR	600	721,060
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24		100	115,675
Rossini Sarl, 6.75%, 10/30/25		400	499,157

			1,771,536

Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22(e)	USD	200	134,200

Real Estate — 2.3%
Central China Real Estate Ltd.:
7.33%, 01/27/20		200	199,250
6.50%, 03/05/21		200	199,418
6.75%, 11/08/21		200	199,132
China Aoyuan Group Ltd.:
7.50%, 05/10/21		400	410,400
8.50%, 01/23/22		200	210,750
7.95%, 02/19/23		400	424,000
China SCE Group Holdings Ltd.:
7.45%, 04/17/21		500	510,200
8.75%, 01/15/21		200	205,500
7.25%, 04/19/23		200	204,130
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		400	402,500
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21(e)		300	300,297
6.15%, 09/17/25		200	210,000
Easy Tactic Ltd.:
9.13%, 07/28/22		200	210,578
8.63%, 02/27/24		300	311,156
8.13%, 07/11/24		200	203,500
Excel Capital Global Ltd.(U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(g)(h)		500	510,685
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		200	205,782
Greenland Global Investment Ltd.(3 mo. LIBOR US + 4.85%), 6.80%, 09/26/21(c)		300	298,802

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate (continued)
JGC Ventures Pte Ltd., 10.75%, 08/30/21	USD	200	$207,950
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	186,250
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(e)		200	209,500
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	210,250
Logan Property Holdings Co. Ltd.:
7.50%, 08/25/22		200	209,618
6.50%, 07/16/23		200	206,063
New Metro Global Ltd., 6.50%, 04/23/21		500	497,135
No Va Land Investment Group Corp., 5.50%, 04/27/23(j)		600	587,438
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		300	300,078
6.95%, 04/17/21		300	303,282
7.13%, 11/08/22		200	202,370
Redco Properties Group Ltd., 13.50%, 01/21/20		405	405,886
Ronshine China Holdings Ltd.:
8.75%, 10/25/22		200	208,000
8.95%, 01/22/23		200	209,375
Times China Holdings Ltd., 7.63%, 02/21/22		300	310,071
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		200	206,250
8.70%, 08/03/22		200	203,500
9.15%, 05/06/23		200	206,000

			10,085,096

Real Estate Management & Development — 1.5%
Agile Group Holdings Ltd., 8.50%, 07/18/21(e)		400	420,697
China Evergrande Group:
7.00%, 03/23/20(e)		1,386	1,379,936
9.50%, 04/11/22		200	190,814
4.25%, 02/14/23	HKD	6,000	701,654
7.50%, 06/28/23(e)	USD	200	174,062
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	200,875
7.38%, 10/04/21		400	390,560
Forestar Group, Inc., 8.00%, 04/15/24(b)(e)		1,495	1,625,812
Residomo SRO, 3.38%, 10/15/24	EUR	510	593,877
Seazen Group Ltd.:
5.00%, 02/16/20	USD	240	239,400
7.50%, 01/22/21		200	200,625
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	109,366
Sunac China Holdings Ltd.:
7.25%, 06/14/22	USD	200	205,442
7.50%, 02/01/24		200	205,350

			6,638,470

Road & Rail — 0.1%
Hertz Corp., 7.63%, 06/01/22(b)(e)		318	330,720
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	200	233,381

			564,101

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24		100	123,034
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	USD	470	227,842

			350,876

Transportation Infrastructure — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(e)		1,707	1,896,904
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(g)(h)	EUR	200	219,180

			2,116,084

Security	Par (000)		Value

Utilities — 0.8%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	$115,518
4.13%, 08/01/25		500	587,715
Huachen Energy Co. Ltd., 6.63%, 05/18/20	USD	300	143,437
Stoneway Capital Corp., 10.00%, 03/01/27(b)(e)		3,100	1,957,554
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)(e)		792	827,624

			3,631,848

Wireless Telecommunication Services — 1.6%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(b)(e)		2,000	2,057,500
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)(e)		1,192	1,260,540
Equinix, Inc., 2.88%, 03/15/24	EUR	300	347,447
Iron Mountain, Inc., 3.00%, 01/15/25		300	345,791
Sprint Corp., 7.88%, 09/15/23(e)	USD	1,343	1,481,772
T-Mobile USA, Inc., 6.50%, 01/15/26(e)		1,286	1,378,862

			6,871,912

Total Corporate Bonds — 49.7% (Cost — $209,127,816)			214,043,486

Floating Rate Loan Interests(c) — 28.2%

Aerospace & Defense — 0.3%
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		1,345	1,348,423

Air Freight & Logistics — 0.8%
WestJet Airlines Ltd., Term Loan B, 12/11/26(l)		2,617	2,638,040
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/24/25		928	932,696

			3,570,736

Airlines — 0.2%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24(a)		738	743,035

Asset Management & Custodian — 4.0%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Fixed + 13.25%), 13.25%, 10/26/21(a)		17,000	17,170,000

Banks — 1.0%
Caliber Home Loans, Inc., 2018 Revolver, (1 mo. LIBOR + 3.25%), 5.86%, 04/24/21(a)		2,345	2,339,591
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.78%), 5.16%, 08/08/20(a)		1,891	1,890,142

			4,229,733

Building Products — 0.3%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.00%, 07/31/26		65	65,433
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.94%, 12/14/24		1,077	1,077,817

			1,143,250

Capital Markets — 4.5%
A10 Capital LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 8.24%, 03/31/23(a)		19,400	19,225,400

Commercial Services & Supplies — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		77	77,606

Communications Equipment — 0.2%
Interface Security Systems LLC, Term Loan, (1 mo. LIBOR + 7.00%), 8.80%, 08/07/23(a)		1,061	1,031,823

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Construction & Engineering — 0.9%
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25	USD	1,990	$1,982,856
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		311	308,263
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 11/21/24		1,771	1,778,226

			4,069,345

Construction Materials — 0.2%
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25		743	744,824

Diversified Financial Services — 2.9%
CLGF Holdco 1 LLC, Term Loan, (3 mo. LIBOR + 5.00%), 6.91%, 12/31/20(a)		7,500	7,462,500
Colorado Plaza, Term Loan, (1 mo. LIBOR + 2.90%), 4.64%, 06/09/21(a)		5,000	5,015,000

			12,477,500

Electrical Equipment — 0.4%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		1,906	1,906,020

Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.06%, 02/28/25(a)		1,766	1,598,214

Energy Equipment & Services — 0.1%
Bristow Group, Inc., Prepetition Term Loan, (1 mo. LIBOR + 8.00%), 10.50%, 05/10/22(a)		296	296,035
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(a)		381	365,714

			661,749

Food Products — 2.3%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (BBSY + 8.50%), 9.41%, 12/17/27(a)	AUD	14,500	10,124,497

Health Care Providers & Services — 0.3%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.30%, 02/16/23	USD	912	912,825
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.58%, 03/06/25		247	247,155

			1,159,980

Hotels, Restaurants & Leisure — 1.9%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%), 9.91%, 08/09/25		2,003	2,012,924
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(a)		412	414,598
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		526	526,938
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		1,295	1,307,675
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		1,906	1,909,374
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		2,062	2,078,150

			8,249,659

Media — 1.0%
Connect Finco Sarl, Term Loan B, 12/11/26(l)		525	527,397
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		420	421,390

Security	Par (000)		Value

Media (continued)
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26	USD	1,526	$1,523,001
Lamar Media Corp., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.56%, 03/14/25		58	58,207
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		751	755,690
Spectacle Gary Holdings LLC(a)(l):
Delayed Draw Term Loan, 11/06/25		62	62,238
Term Loan B, 11/06/25		850	858,882

			4,206,805

Oil, Gas & Consumable Fuels — 1.2%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.55%, 11/03/25		747	687,466
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 11/01/26		1,327	1,337,510
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.55%, 12/31/22		1,180	1,051,675
Chesapeake Energy Corp., 2019 Last Out Term Loan, 06/09/24(l)		919	945,035
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.80%, 08/01/23		998	1,014,537

			5,036,223

Pharmaceuticals — 0.7%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.49%, 11/27/25		2,170	2,180,115
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		815	821,370

			3,001,485

Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan, 11/06/26(l)		406	409,479

Software — 4.4%
Aligned Energy Data Centers (1 mo. LIBOR + 3.50%) 10/09/23(a)		4,227	4,227,232
PowerSchool, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.64%, 08/01/26(a)		15,000	14,850,000

			19,077,232

Water Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 7.89%, 08/07/23(a)		372	356,743

Total Floating Rate Loan Interests — 28.2% (Cost — $121,351,948)			121,619,761

Foreign Agency Obligations — 10.1%

Argentina — 0.0%
Argentine Republic Government International Bond(e):
6.88%, 04/22/21		257	137,736
4.63%, 01/11/23		129	64,339

			202,075

Bahrain — 0.2%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(e)		844	982,205

Colombia — 1.4%
Colombia Government International Bond(e):
8.13%, 05/21/24		1,200	1,473,375
4.50%, 01/28/26		3,442	3,751,780
3.88%, 04/25/27		773	819,380

			6,044,535

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Egypt — 2.5%
Egypt Government Bond:
16.00%, 06/11/22	EGP	6,454	$415,467
14.30%, 09/03/22		13,980	875,028
Egypt Government International Bond:
5.58%, 02/21/23(b)(e)	USD	2,659	2,777,990
5.58%, 02/21/23(e)		1,795	1,875,326
7.50%, 01/31/27(e)		640	712,600
7.50%, 01/31/27(b)(e)		1,249	1,390,683
7.60%, 03/01/29(b)(e)		511	558,747
7.60%, 03/01/29		400	437,375
6.38%, 04/11/31(b)	EUR	264	316,488
8.50%, 01/31/47(e)	USD	1,394	1,547,776

			10,907,480

Indonesia — 2.2%
Indonesia Government International Bond(e):
4.75%, 01/08/26		1,325	1,471,992
3.50%, 01/11/28		2,949	3,082,627
4.10%, 04/24/28		735	797,934
4.75%, 02/11/29		800	916,000
5.35%, 02/11/49		315	405,858
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	38,654,000	2,622,875

			9,297,286

Mexico — 0.2%
Mexico Government International Bond, 3.75%, 01/11/28(e)	USD	630	654,413

Nigeria — 0.3%
Nigeria Government International Bond, 7.63%, 11/21/25(e)		1,229	1,358,045

Paraguay — 0.1%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(e)		500	574,063

Qatar — 0.6%
Qatar Government International Bond(e):
4.50%, 04/23/28		1,600	1,834,000
4.00%, 03/14/29(b)		760	849,538

			2,683,538

Saudi Arabia — 0.6%
Saudi Government International Bond(e):
4.38%, 04/16/29(b)		326	364,305
4.50%, 04/17/30		2,000	2,265,000

			2,629,305

South Africa — 1.3%
Republic of South Africa Government International Bond(e):
4.88%, 04/14/26		4,269	4,445,096
4.30%, 10/12/28		1,190	1,164,593

			5,609,689

Sri Lanka — 0.1%
Sri Lanka Government International Bond:
7.85%, 03/14/29(e)		263	265,437
7.55%, 03/28/30		200	197,487

			462,924

Turkey — 0.1%
Turkey Government International Bond, 4.88%, 04/16/43(e)		325	268,938

Ukraine — 0.5%
Ukraine Government International Bond:
7.75%, 09/01/22		129	138,675

Security	Par (000)		Value

Ukraine (continued)
8.99%, 02/01/24	USD	447	$501,758
7.75%, 09/01/25(e)		905	985,997
9.75%, 11/01/28		257	312,576

			1,939,006

Total Foreign Agency Obligations — 10.1% (Cost — $41,085,373)			43,613,502

Non-Agency Mortgage-Backed Securities — 13.9%

Collateralized Mortgage Obligations — 1.2%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.51%, 12/26/37(b)(d)		2,084	2,022,834
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(b)(d)		1,917	1,849,992
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(b)(d)		1,450	1,450,684

			5,323,510

Commercial Mortgage-Backed Securities — 12.7%
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, (1 mo. LIBOR US + 3.40%), 5.14%, 06/15/35(b)(c)		3,000	3,005,735
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(b)		1,629	1,438,149
BBCMS Mortgage Trust(b)(c):
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.50%), 5.24%, 08/15/36		550	549,670
Series 2018-TALL, Class E, (1 mo. LIBOR US + 2.44%), 4.18%, 03/15/37		1,000	1,000,001
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 3.85%, 12/15/31		1,434	1,427,082
Benchmark Mortgage Trust(b)(d):
Series 2018-B2, Class D, 2.70%, 02/15/51		3,000	2,667,322
Series 2018-B3, Class D, 3.06%, 04/10/51		2,500	2,271,477
Series 2019-B9, Class XD, 2.00%, 03/15/52		11,550	1,771,262
BX Commercial Mortgage Trust, Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 4.74%, 11/15/35(b)(c)		1,400	1,401,307
CCRE Commercial Mortgage Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(b)(d)		2,000	2,156,371
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29(b)(d)		2,500	2,527,558
Citigroup Commercial Mortgage Trust(b):
Series 2016-P3, Class D, 2.80%, 04/15/49(d)		1,000	870,872
Series 2019-PRM, Class F, 4.89%, 05/10/36		2,000	1,986,993
COMM Mortgage Trust, Series 2015-CR23, Class CME, 3.68%, 05/10/48(b)(d)		1,200	1,199,352
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 03/15/52(b)		1,939	1,742,258
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(b)(d)		999	964,983
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(b)(d)		1,000	986,321
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, (1 mo. LIBOR US + 2.50%), 4.24%, 07/15/32(b)(c)		400	399,761
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)		857	848,860
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(b)(d)		11,427	1,172,615
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)		2,031	1,945,434

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.56%, 03/10/49(b)(d)	USD	476	$473,730
Morgan Stanley Capital I Trust(b):
Series 2017-H1, Class D, 2.55%, 06/15/50		1,000	862,840
Series 2018-H3, Class D, 3.00%, 07/15/51		3,000	2,707,536
Series 2018-MP, Class E, 4.28%, 07/11/40(d)		2,000	1,985,080
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 4.29%, 07/15/35(c)		1,800	1,799,985
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 4.34%, 03/15/34(c)		2,000	2,008,759
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	1,116,181
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 4.09%, 06/15/35(b)(c)		1,705	1,703,113
Velocity Commercial Capital Loan Trust, Series 2018-1(b):
Class M5, 6.26%, 04/25/48		338	346,880
Class M6, 7.26%, 04/25/48		681	681,113
Wells Fargo Commercial Mortgage Trust, Class D:
Series 2015-C28, 4.11%, 05/15/48(d)		2,400	2,254,157
Series 2017-C41, 2.60%, 11/15/50(b)(d)		1,967	1,720,865
Series 2018-C44, 3.00%, 05/15/51(b)		3,000	2,709,419
Series 2018-C45, 3.00%, 06/15/51(b)		2,100	1,887,033

			54,590,074

Total Non-Agency Mortgage-Backed Securities — 13.9% (Cost — $56,980,782)			59,913,584

Preferred Securities — 12.1%

Capital Trusts — 12.0%

Auto Components — 0.5%
Volkswagen International Finance NV(g)(h):
3.88%	EUR	900	1,092,816
4.63%		500	638,640
Series NC6, 3.38%		200	239,416

			1,970,872

Banks — 4.7%
ABN AMRO Bank NV(g)(h):
4.75%		1,800	2,184,219
5.75%		400	463,868
Allied Irish Banks PLC, 7.38%(g)(h)		400	476,115
Banco Bilbao Vizcaya Argentaria SA(g)(h):
6.00%		1,000	1,249,293
6.75%		200	225,984
Series 9, 6.50%(e)	USD	400	423,000
Banco Mercantil del Norte SA, 6.75%(b)(e)(g)(h)		1,000	1,038,750
Banco Santander SA, 6.75%(g)(h)	EUR	400	494,580
Bank of East Asia Ltd., 5.88%(g)(h)	USD	250	259,063
Bank of Ireland, 7.38%(g)(h)		400	462,140
Bankia SA(g)(h):
6.00%		200	236,828
6.38%		800	972,514
BAWAG Group AG, 5.00%(g)(h)		800	958,111
Burgan Bank SAK, 5.75%(g)(h)		200	203,750
CaixaBank SA, 6.75%(g)(h)	EUR	400	503,643
Cooperatieve Rabobank UA(g)(h):
3.25%		1,200	1,345,165
4.63%		800	987,679
Erste Group Bank AG(g)(h):
5.13%		800	995,754
8.88%		1,200	1,535,425

Security	Par (000)		Value

Banks (continued)
Industrial & Commercial Bank of China Asia Ltd., 4.25%(g)(h)	USD	380	$384,156
ING Groep NV, 6.75%(g)(h)		1,000	1,084,950
Intesa Sanpaolo SpA, 7.75%(g)(h)	EUR	1,400	1,901,243
KBC Group NV, 4.25%(g)(h)		1,800	2,082,245

			20,468,475

Building Materials — 0.1%
Holcim Finance Luxembourg SA(g)(h)		200,000	236,679

Chemicals — 0.2%
Solvay Finance SA, 5.43%(g)(h)		590	762,728

Diversified Financial Services — 3.5%
Barclays PLC(g)(h):
7.75%(e)	USD	800	874,000
7.88%		900	969,750
BNP Paribas SA(g)(h):
6.13%	EUR	400	501,400
6.63%(e)	USD	1,275	1,377,000
7.00%(e)		600	696,000
Credit Suisse Group AG(e)(g)(h):
6.25%(b)		400	435,100
6.38%(b)		600	646,800
7.13%		800	861,000
7.25%(b)		200	223,250
7.50%(b)		900	984,915
HSBC Holdings PLC, 6.25%(e)(g)(h)		1,400	1,485,750
Societe Generale SA(e)(h):
7.38%(g)		1,400	1,484,000
7.38%(d)		800	874,000
UBS Group AG, 7.00%(e)(g)(h)		1,400	1,599,500
UniCredit SpA(g)(h):
6.63%	EUR	900	1,091,554
6.75%		400	479,437
7.50%		500	655,444

			15,238,900

Diversified Telecommunication Services — 0.7%
Koninklijke KPN NV, 2.00%(g)(h)		100	114,223
Telefonica Europe BV(g)(h):
3.75%		800	944,487
3.88%		1,400	1,706,497
4.38%		300	375,209

			3,140,416

Electric Utilities — 0.5%
NGG Finance PLC, 1.63%, 12//05/79(g)		100	113,581
Orsted A/S, 2.25%, 12/31/99(g)		1,400	1,639,445
RWE AG, 2.75%, 04/21/75(g)		200	227,490

			1,980,516

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 4.13%, 10/15/26		200	239,999

Insurance — 0.5%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(g)	USD	800	880,200
AXA SA, 3.25%, 05/28/49(g)	EUR	800	1,021,890
KDB Life Insurance Co. Ltd., 7.50%(g)(h)	USD	500	499,063

			2,401,153

Media — 0.2%
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75(g)	EUR	800	997,326

Oil, Gas & Consumable Fuels — 0.3%
Naturgy Finance BV, 4.13%(g)(h)		500	607,120

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Repsol International Finance BV, 3.88%(g)(h)	EUR	200	$233,412
TOTAL SA, 3.37%(g)(h)		300	384,302

			1,224,834

Real Estate — 0.1%
ATF Netherlands BV, 3.75%(g)(h)		500	598,707

Utilities — 0.5%
Electricite de France SA, 5.38%(g)(h)		400	517,937
Engie SA, 3.25%(g)(h)		1,400	1,721,529

			2,239,466

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 3.10%, 01/03/79(d)		300	353,336

Total Capital Trusts — 12.0% (Cost — $48,906,936)			51,853,407

Preferred Stocks — 0.1%

Energy Equipment & Services — 0.1%
Bristow Group, Inc.(a):
0.00%	USD	2	113,299
Series AI, 0.00%		1	47,839

Total Preferred Stocks — 0.1% (Cost — $103,891)			161,138

Total Preferred Securities — 12.1% (Cost — $49,010,827)			52,014,545

U.S. Government Sponsored Agency Securities — 0.8%

Collateralized Mortgage Obligations — 0.5%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 4.94%, 07/25/30(c)		2,000	2,056,661

Commercial Mortgage-Backed Securities — 0.3%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(b)(d)		1,500	1,475,115

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost — $3,370,057)			3,531,776

Total Long-Term Investments — 133.1% (Cost — $564,625,844)			573,750,917

Short-Term Securities — 2.6%

Foreign Agency Obligations(m) — 0.4%

Egypt — 0.4%
Egypt Treasury Bills:
17.20%, 05/26/20	EGP	8,550	502,330
17.60%, 05/26/20		21,400	1,257,293

Total Foreign Agency Obligations — 0.4% (Cost — $1,699,380)			1,759,623

Security	Shares	Value

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(o)(p)	9,307,423	$9,307,423

Total Money Market Funds — 2.2% (Cost — $9,307,423)		9,307,423

Total Short-Term Securities — 2.6% (Cost — $11,006,803)		11,067,046

Options Purchased — 0.0% (Cost — $304,981)		44,692

Total Investments Before Options Written — 135.7% (Cost — $575,937,628)		584,862,655

Options Written — (0.0)% (Premiums Received — $88,103)		(18,771)

Total Investments, Net of Options Written — 135.7% (Cost — $575,849,525)		584,843,884

Liabilities in Excess of Other Assets — (35.7)%		(153,921,565)

Net Assets — 100.0%		$430,922,319

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	When-issued security.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Rates are discount rates or a range of discount rates as of period end.
(n)	Amount is less than 500.
(o)	Annualized 7-day yield as of period end.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

(p)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,561,179	3,746,244	9,307,423	$9,307,423	$122,572	$26	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	2.00%	02/12/19	Open	$527,625	$538,962	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	02/26/19	Open	898,450	916,300	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	03/06/19	Open	289,800	295,223	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	03/11/19	Open	725,263	739,386	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.95	04/09/19	Open	3,459,210	3,524,623	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,873,681	1,911,881	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,860,000	1,897,921	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,089,625	1,111,840	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	3,367,066	3,434,082	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,136,438	1,159,552	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,820,000	1,857,105	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,730,000	1,764,855	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,887,500	1,925,981	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	04/09/19	Open	1,253,850	1,279,353	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	05/07/19	Open	811,900	824,608	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	06/27/19	Open	2,315,625	2,347,590	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	07/18/19	Open	730,485	739,364	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	478,488	483,322	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	841,163	849,957	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	342,100	345,682	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	990,000	999,970	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	475,750	480,724	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	690,000	697,213	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	2,042,100	2,063,244	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	882,187	891,453	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	576,573	582,533	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	1,151,770	1,163,408	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/01/19	Open	554,344	560,074	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/02/19	Open	626,438	632,981	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.15	08/02/19	Open	680,000	687,125	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	09/06/19	Open	886,500	887,830	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	09/06/19	Open	145,500	145,995	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/06/19	Open	382,000	383,783	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	09/06/19	Open	279,000	280,700	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	09/06/19	Open	2,816,295	2,833,897	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/06/19	Open	944,800	951,752	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/06/19	Open	932,042	939,195	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/06/19	Open	1,316,719	1,326,825	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/06/19	Open	2,122,500	2,137,110	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	871,500	877,346	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	884,898	891,829	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,211,280	1,220,768	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,182,330	1,191,592	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,106,250	1,114,916	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,174,845	1,184,048	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,110,454	1,119,152	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.25%	09/06/19	Open	$779,625	$785,732	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,145,800	1,154,775	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,816,179	1,830,405	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	936,250	943,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,100,790	1,109,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,125,198	1,134,012	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,191,585	1,200,919	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,260,556	1,270,431	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	1,226,205	1,235,810	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/06/19	Open	465,625	469,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	09/06/19	Open	1,505,000	1,517,027	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.40	09/06/19	Open	2,479,518	2,500,118	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	09/09/19	Open	447,313	449,729	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	09/09/19	Open	1,206,846	1,214,314	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	09/09/19	Open	333,335	335,554	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	09/09/19	Open	1,664,000	1,675,079	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,309,770	1,318,902	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,260,000	1,268,785	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	355,797	358,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,000,565	1,007,542	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,221,700	1,230,218	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	854,000	859,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,521,000	1,531,605	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	750,619	755,852	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	1,401,000	1,410,768	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	236,875	238,527	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	980,648	987,485	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	521,875	525,677	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	983,250	990,414	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	475,230	478,693	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	181,250	182,571	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	201,056	202,521	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	09/09/19	Open	100,174	100,904	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	09/09/19	Open	1,306,875	1,316,602	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	09/09/19	Open	1,635,694	1,647,868	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	1,154,669	1,163,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	973,750	981,150	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	1,002,248	1,009,865	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	411,892	415,022	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	938,738	945,872	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	09/09/19	Open	487,931	491,639	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,110,844	1,119,460	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,645,611	1,658,376	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	98,901	99,668	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	575,609	580,074	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	89,788	90,484	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,016,288	1,024,171	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	2,321,875	2,339,886	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	620,301	625,113	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	707,850	713,341	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,146,530	1,155,424	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	257,180	259,175	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	183,250	184,671	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	166,000	167,288	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,274,000	1,283,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	854,634	854,634	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	1,221,500	1,221,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(0.75)	09/09/19	Open	202,208	201,844	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	09/09/19	Open	631,890	636,375	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,809,413	1,823,732	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,035,070	1,043,261	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	174,845	176,229	Corporate Bonds	Open/Demand

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.30%	09/09/19	Open	$299,168	$301,535	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	2,234,180	2,251,861	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,064,969	1,073,397	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	287,338	289,611	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	567,743	572,236	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	107,584	108,435	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	133,656	134,714	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,417,570	1,428,788	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	621,563	626,481	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	546,315	550,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	151,135	152,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,113,431	1,122,243	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,339,880	1,350,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	555,235	559,629	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	628,125	633,096	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	234,613	236,469	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,116,375	1,125,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,135,488	1,144,474	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	220,580	222,326	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	213,308	214,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	2,370,956	2,389,720	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,176,130	1,185,438	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,284,176	1,294,339	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	681,360	686,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,192,263	1,201,698	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,250,669	1,260,566	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	158,015	159,265	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	917,280	924,539	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,240,736	1,250,555	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/09/19	Open	1,213,144	1,222,744	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	09/30/19	Open	294,339	296,097	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	413,315	415,890	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	352,500	354,696	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	511,500	514,686	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	99,500	100,120	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	38,391	38,630	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	282,238	283,996	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	311,677	313,619	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.30	09/30/19	Open	1,383,840	1,392,639	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.30	09/30/19	Open	836,804	842,124	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.30	09/30/19	Open	467,289	470,260	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	618,998	622,933	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	20,040	20,167	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	44,415	44,697	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	38,180	38,423	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	68,434	68,869	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	38,295	38,538	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	25,360	25,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	22,714	22,858	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	57,255	57,619	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	41,113	41,374	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	35,150	35,373	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	17,168	17,277	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	23,415	23,564	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	58,275	58,646	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	21,870	22,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	20,261	20,409	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	27,080	27,252	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	62,466	62,863	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	22,073	22,213	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	67,100	67,527	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	42,904	43,177	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.30%	09/30/19	Open	$412,206	$414,827	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	44,179	44,460	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	23,659	23,809	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	09/30/19	Open	38,324	38,567	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.20	10/03/19	Open	178,250	179,301	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.20	10/03/19	Open	239,963	241,377	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.20	10/03/19	Open	458,750	461,455	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.20	10/03/19	Open	211,025	212,269	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	11/07/19	Open	822,500	825,390	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.20	11/08/19	Open	522,988	524,713	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	11/08/19	Open	124,375	124,756	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/08/19	Open	164,000	164,566	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	11/15/19	Open	206,558	207,100	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	415,628	416,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	574,500	576,080	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	312,476	313,336	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	11/15/19	Open	1,596,045	1,600,629	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	11/18/19	Open	751,387	753,362	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	11/19/19	Open	1,647,500	1,652,518	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	11/26/19	Open	232,755	233,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	11/26/19	Open	292,875	293,461	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/26/19	Open	12,775	12,804	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/26/19	Open	103,500	103,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/26/19	Open	593,250	594,585	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/26/19	Open	356,000	356,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	11/26/19	Open	164,250	164,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/02/19	Open	628,000	629,012	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/02/19	Open	793,000	794,437	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/02/19	Open	776,038	777,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/02/19	Open	585,750	586,812	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/02/19	Open	380,426	381,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	12/02/19	Open	885,145	886,892	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.25	12/02/19	Open	390,350	391,058	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/11/19	Open	264,338	264,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/13/19	Open	914,760	915,675	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/17/19	Open	146,750	146,881	Corporate Bonds	Open/Demand

				$158,669,581	$160,085,121

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	837	03/31/20	$180,374	$(142,937)

Short Contracts
10-Year U.S. Ultra Long Treasury Note	170	03/20/20	23,920	233,184
5-Year U.S. Treasury Note	326	03/31/20	38,667	131,964

				365,148

				$222,211

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	257,000	USD	287,074	HSBC Bank USA N.A.	02/05/20	$1,794
USD	1,456,084	EUR	1,294,547	Citibank N.A.	02/05/20	1,013
USD	386,647	GBP	291,583	Citibank N.A.	02/05/20	52

						2,859

GBP	308,000	USD	411,759	Morgan Stanley & Co. International PLC	02/05/20	(3,397)
USD	61,502,948	EUR	55,662,000	Citibank N.A.	02/05/20	(1,061,163)
USD	72,349	EUR	65,000	Morgan Stanley & Co. International PLC	02/05/20	(711)
USD	98,802	EUR	89,000	Morgan Stanley & Co. International PLC	02/05/20	(1,234)
USD	103,001	EUR	93,000	Morgan Stanley & Co. International PLC	02/05/20	(1,531)
USD	296,699	EUR	264,000	Morgan Stanley & Co. International PLC	02/05/20	(37)
USD	1,778,595	EUR	1,605,000	Morgan Stanley & Co. International PLC	02/05/20	(25,426)
USD	4,583,639	GBP	3,546,000	BNP Paribas S.A.	02/05/20	(117,826)
USD	387,450	GBP	300,000	Standard Chartered Bank	02/05/20	(10,305)
USD	691,797	HKD	5,417,980	Citibank N.A.	03/13/20	(3,102)
USD	9,941,451	AUD	14,427,500	Morgan Stanley & Co. International PLC	03/18/20	(201,820)

						(1,426,552)

	Net unrealized depreciation					$(1,423,693)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	572	01/17/20	USD	295.00	USD	18,410	$13,442

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	625,000	01/17/20	USD	84.00	USD	54,963	$31,250

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	572	01/17/20	USD	265.00	USD	18,410	$(3,146)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	625,000	01/17/20	USD	80.00	USD	54,963	$(15,625)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	CCC	USD	12,000	$1,006,471	$863,952	$142,519
CDX.NA.HY.32.V1 . . . . . . . . . . . .	5.00	Quarterly	06/20/24	B-	USD	30,027	3,022,014	1,954,765	1,067,249

							$4,028,485	$2,818,717	$1,209,768

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	70	$(1,594)	$2,257	$(3,851)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	790	$2,063	$(57,515)	$59,578
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	10,000	(52,510)	(1,126,287)	1,073,777
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	10,000	(52,510)	(1,288,920)	1,236,410
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	15,000	(78,764)	(1,118,549)	1,039,785

								$(181,721)	$(3,591,271)	$3,409,550

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$2,818,717	$—	$1,209,768	$—	$—
OTC Swaps	2,257	(3,591,271)	3,409,550	(3,851)	—
Options Written	N/A	N/A	69,332	—	(18,771)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$365,148	$—	$365,148
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,859	—	—	2,859
Options purchased
Investments at value — unaffiliated(b)	—	—	44,692	—	—	—	44,692
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,209,768	—	—	—	—	1,209,768
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,411,807	—	—	—	—	3,411,807

	$—	$4,621,575	$44,692	$2,859	$365,148	$—	$5,034,274

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$142,937	$—	$142,937
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,426,552	—	—	1,426,552
Options written
Options written at value	—	—	18,771	—	—	—	18,771
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,595,122	—	—	—	—	3,595,122

	$—	$3,595,122	$18,771	$1,426,552	$142,937	$—	$5,183,382

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(387,603)	$—	$(387,603)
Forward foreign currency exchange contracts	—	—	—	2,089,443	—	—	2,089,443
Options purchased(a)	—	—	(136,731)	—	(79,877)	—	(216,608)
Swaps	—	2,385,076	—	—	—	—	2,385,076

	$—	$2,385,076	$(136,731)	$2,089,443	$(467,480)	$—	$3,870,308

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$543,599	$—	$543,599
Forward foreign currency exchange contracts	—	—	—	(775,834)	—	—	(775,834)
Options purchased(b)	—	—	(264,321)	—	(134,471)	—	(398,792)
Options written	—	—	69,332	—	—	—	69,332
Swaps	—	5,871,992	—	—	—	—	5,871,992

	$—	$5,871,992	$(194,989)	$(775,834)	$409,128	$—	$5,310,297

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$122,955,965
Average notional value of contracts — short	$65,326,958
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$84,629,872
Average amounts sold — in USD	$25,211,620
Options:
Average value of option contracts purchased	$25,311
Average value of option contracts written	$4,693
Average notional value of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional value-buy protection	$35,000
Average notional value-sell protection	$73,523,950

(a)	Derivative not held at any quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$76,091		$—
Forward foreign currency exchange contracts	2,859		1,426,552
Options	44,692	(a)	18,771
Swaps — Centrally cleared	—		11,107
Swaps — OTC(b)	3,411,807		3,595,122

Total derivative asset s and liabilities in the Statements of Assets and Liabilities	$3,535,449		$5,051,552
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(89,533)		(14,253)

Total derivative assets and liabilities subject to an MNA	$3,445,916		$5,037,299

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Citibank N.A.	$60,643	$(60,643)	$—	$—	$—
Deutsche Bank AG	1,236,410	(1,236,410)	—	—	—
HSBC Bank USA N.A.	1,794	—	—	—	1,794
JPMorgan Chase Bank N.A.	2,257	(2,257)	—	—	—
Morgan Stanley & Co. International PLC	2,113,562	(2,113,562)	—	—	—
UBS AG	31,250	(15,625)	—	—	15,625

	$3,445,916	$(3,428,497)	$—	$—	$17,419

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
BNP Paribas S.A.	$117,826	$—	$—	$—	$117,826
Citibank N.A.	1,121,780	(60,643)	—	—	1,061,137
Deutsche Bank AG	1,288,920	(1,236,410)	—	(52,510)	—
JPMorgan Chase Bank N.A.	3,851	(2,257)	—	—	1,594
Morgan Stanley & Co. International PLC	2,478,992	(2,113,562)	—	(365,430)	—
Standard Chartered Bank	10,305	—	—	—	10,305
UBS AG	15,625	(15,625)	—	—	—

	$5,037,299	$(3,428,497)	$—	$(417,940)	$1,190,862

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$74,945,156	$3,938,928	$78,884,084
Common Stocks	—	—	130,179	130,179
Corporate Bonds(a)	1,289,092	212,036,201	718,193	214,043,486
Floating Rate Loan Interests(a)	—	33,588,117	88,031,644	121,619,761
Foreign Agency Obligations(a)	—	43,613,502	—	43,613,502
Non-Agency Mortgage-Backed Securities	—	59,913,584	—	59,913,584
Preferred Securities(a)	—	51,853,407	161,138	52,014,545
U.S. Government Sponsored Agency Securities	—	3,531,776	—	3,531,776
Options Purchased:
Equity Contracts	13,442	31,250	—	44,692
Short-Term Securities:
Foreign Agency Obligations	—	1,759,623	—	1,759,623
Money Market Funds	9,307,423	—	—	9,307,423
Unfunded Floating Rate Loan Interests(b)	—	7,267	—	7,267

	$10,609,957	$481,279,883	$92,980,082	$584,869,922

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$4,559,740	$59,578	$4,619,318
Forward foreign currency contracts	—	2,859	—	2,859
Interest rate contracts	365,148	—	—	365,148
Liabilities:
Credit contracts	—	(3,851)	—	(3,851)
Equity contracts	(3,146)	(15,625)	—	(18,771)
Forward foreign currency contracts	—	(1,426,552)	—	(1,426,552)
Interest rate contracts	(142,937)	—	—	(142,937)

	$219,065	$3,116,571	$59,578	$3,395,214

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $160,085,121 are categorized as Level 2 within the disclosure hierarchy.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments and derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2018	$9,181,158	$—	$471,000	$67,627,858	$—	$77,280,016
Transfers into Level 3	—	—	—	1,618,940	—	1,618,940
Transfers out of Level 3(a)	(2,330,587)	—	—	(2,528,146)	—	(4,858,733)
Accrued discounts/premiums	58,580	—	—	66,400	—	124,980
Net realized gain (loss)	(411,326)	—	—	(237,222)	—	(648,548)
Net change in unrealized appreciation (depreciation)(b)(c)	100,627	(24,999)	15,917	822,795	57,247	971,587
Purchases	1,085,250	155,178	315,000	36,700,671	103,891	38,359,990
Sales	(3,744,774)	—	(83,724)	(16,039,652)	—	(19,868,150)

Closing Balance, as of December 31, 2019	$3,938,928	$130,179	$718,193	$88,031,644	$161,138	$92,980,082

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(c)	$6,636	$(24,999)	$15,917	$822,795	$57,247	$877,596

Credit Contracts
Assets
Opening Balance, as of December 31, 2018	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(b)(c)	59,578
Purchases	—
Issues	—
Sales	—
Settlements	—

Closing Balance, as of December 31, 2019	$59,578

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2019(c)	$59,578

(a)

As of December 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $44,900,588. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)		Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$130,179	Market	EBITDA Multiple	12.20	x	—
			Volatility	47%		—
			Time to Exit	4.8		—
Preferred Stocks	161,138	Market	EBITDA Multiple	12.20	x	—
			Volatility	47%		—
			Time to Exit	4.8		—
		Income	Discount Rate	17%		—
Floating Rate Loan Interests(b)	47,847,755	Income	Discount Rate	9%-13%		11%
		Market	Recent Transactions	—		—

	$48,139,072

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended December 31, 2019, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $17,170,000 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 25.2%
AIMCO CLO Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	773	$650,313
Ajax Mortgage Loan Trust, Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)(c)		1,406	1,417,334
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 8.49%, 04/15/31(a)(d)		300	292,581
Assurant CLO II Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 7.57%, 04/20/31(a)(d)		400	373,972
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (3 mo. LIBOR US + 6.90%), 8.81%, 10/15/32(a)(d)		500	489,956
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 9.53%, 10/20/32(a)(d)		250	249,947
CarVal CLO II Ltd., Series 2019-1A(a)(d):
Class D, (3 mo. LIBOR US + 4.15%), 6.12%, 04/20/32		2,000	1,994,487
Class E, (3 mo. LIBOR US + 6.75%), 8.72%, 04/20/32		250	237,623
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 8.71%, 07/20/32(a)(d)		1,300	1,241,392
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.49%, 06/09/30(a)(d)		1,050	1,038,011
Cent CLO Ltd., Series 2013-19A, Class C, (3 mo. LIBOR US + 3.30%), 5.23%, 10/29/25(a)(d)		700	700,182
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 5.65%, 10/15/26(a)(d)		420	420,002
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 8.77%, 04/20/31(a)(d)		250	250,975
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.82%, 10/15/32(a)(d)		500	499,922
Finance of America Structured Securities Trust, Series 2019-HB1, Class M5, 6.00%, 04/25/29(a)(b)		2,000	1,929,984
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.35%), 2.14%, 12/25/35(d)		3,371	1,431,215
GSAMP Trust, Series 2006-FM3, Class A1, (1 mo. LIBOR US + 0.14%), 1.93%, 11/25/36(d)		2,472	1,507,872
Kayne CLO Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 9.28%, 01/20/33(a)(d)		250	249,004
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.22%, 01/20/29(a)(d)		560	550,295
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 04/20/26(a)(d)		800	800,007
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 9.05%, 01/22/31(a)(d)		750	756,572
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 8.83%, 04/30/32(a)(d)		1,250	1,202,206
Mariner Finance Issuance Trust, Series 2018-AA, Class D, 5.44%, 07/20/32(a)		900	901,807
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		1,500	1,506,401
OCP CLO Ltd.(a):
Series 2014-7A, Class B1RR, 4.22%, 07/20/29(b)		500	493,207
Series 2019-16A, Class E, 8.59%, 01/20/32(b)		250	243,805
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 8.96%, 07/20/32(d)		1,500	1,443,902
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 6.10%, 11/20/27(a)(d)		1,000	1,001,043
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 4.57%, 01/22/29(a)(c)(d)		1,000	1,000,000

Security	Par (000)			Value

Asset-Backed Securities (continued)
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 5.55%, 07/22/29(a)(d)	USD	250		$244,069
Palmer Square Loan Funding Ltd.(a):
Series 2019-2A, Class C, 5.22%, 04/20/27(b)		1,025		1,025,070
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 5.30%, 08/20/27(d)		1,750		1,748,431
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 5.19%, 10/24/27(d)		600		600,009
Recette CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.75%), 4.72%, 10/20/27(a)(d)		1,000		1,000,022
Rockford Tower CLO Ltd.(a):
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/30(d)		430		413,490
Series 2017-3A, Class SUB, 0.00%, 10/20/30(b)		250		195,132
Series 2018-1A, Class SUB, 0.00%, 05/20/31(b)		250		183,744
Series 2018-2A, Class SUB, 0.00%, 10/20/31(b)		250		187,100
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 2.08%, 01/25/47(d)		2,756		2,197,686
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(a)(c)		—	(e)	246,863
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 6.21%, 10/25/32(a)(d)		1,500		1,515,636
Sun Country, Series 2019-1C, 7.00%, 12/15/23		300		300,000
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 5.80%, 07/17/28(a)(b)		750		750,089
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 7.50%, 01/15/31(a)(d)		2,450		2,359,966
TRESTLES CLO II Ltd.(a)(d):
Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.59%, 07/25/29		1,000		993,538
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 7.69%, 07/25/31		250		239,825
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(a)(d)		1,000		998,579
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/29(a)(d)		500		501,111

Total Asset-Backed Securities — 25.2% (Cost — $40,486,696)				40,574,377

Corporate Bonds — 52.8%

Aerospace & Defense — 0.4%
TransDigm, Inc., 6.25%, 03/15/26(a)(f)		660		714,523

Airlines — 2.0%
American Airlines Group, Inc.:
5.00%, 06/01/22(a)(f)		864		903,960
3.93%, 12/15/24(c)		128		128,960
Avianca Holdings SA, 9.00%, 05/10/23(a)(f)		1,000		920,000
Gol Finance SA, 7.00%, 01/31/25(a)(f)		400		412,000
Latam Finance Ltd., 6.88%, 04/11/24(a)(f)		750		790,547

				3,155,467

Auto Components — 0.8%
Ford Motor Credit Co. LLC, 3.02%, 03/06/24	EUR	200		237,141
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(g)		100		117,356
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(a)(f)	USD	144		155,160
ZF Europe Finance BV:
2.00%, 02/23/26	EUR	300		344,163
2.50%, 10/23/27		400		462,502

				1,316,322

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks — 0.9%
Banco de Sabadell SA(5 year EUR Swap + 5.10%), 5.38%, 12/12/28(h)	EUR	400	$510,679
Bancolombia SA(5 year CMT + 2.94%), 4.63%, 12/18/29(f)(h)	USD	250	253,594
Commerzbank AG(5 year USD Swap + 5.23%), 7.00%(h)(i)		400	420,848
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	200	263,402

			1,448,523

Beverages — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(a)(f)	USD	600	633,562
Crown European Holdings SA, 0.75%, 02/15/23	EUR	100	112,205

			745,767

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26		100	116,377
US Concrete, Inc., 6.38%, 06/01/24	USD	11	11,481

			127,858

Building Products — 0.1%
Builders FirstSource, Inc., 5.63%, 09/01/24(a)		11	11,440
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	100	118,319
Standard Industries, Inc., 4.75%, 01/15/28(a)	USD	18	18,450

			148,209

Capital Markets — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	194,188

Chemicals — 1.1%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	115,535
Cydsa SAB de CV, 6.25%, 10/04/27(a)(f)	USD	400	411,625
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	100	116,376
NOVA Chemicals Corp., 4.88%, 06/01/24(a)(f)	USD	621	641,183
OCI NV, 5.00%, 04/15/23	EUR	100	116,517
Orbia Advance Corp SAB de CV, 5.88%, 09/17/44(a)(f)	USD	400	422,625

			1,823,861

Commercial Services & Supplies — 1.1%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	200	268,603
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)(f)	USD	448	468,160
KAR Auction Services, Inc., 5.13%, 06/01/25(a)(f)		444	461,760
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769
United Rentals North America, Inc., 4.88%, 01/15/28(f)	USD	450	468,554

			1,783,846

Construction — 0.4%
Landesbank Baden-Wuerttemberg(5 year EUR Swap + 4.21%), 4.00%(h)(i)	EUR	600	673,760

Construction & Engineering — 0.3%
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(f)	USD	447	447,559

Consumer Finance — 1.0%
Credito Real SAB de CV, 7.25%, 07/20/23(a)(f)		500	528,594
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(g)	EUR	100	92,127
Muthoot Finance Ltd., 6.13%, 10/31/22(a)(f)	USD	950	987,208

			1,607,929

Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	100	138,951
Berry Global, Inc., 1.00%, 01/15/25(j)	EUR	100	112,578
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24		100	116,073
5.50%, 04/15/24(a)(f)	USD	402	414,100

Security	Par (000)		Value

Containers & Packaging (continued)
OI European Group BV, 2.88%, 02/15/25	EUR	100	$116,225

			897,927

Diversified Consumer Services — 0.1%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	138,421

Diversified Financial Services — 3.6%
Alpha Holding SA de CV, 10.00%, 12/19/22(a)(f)	USD	500	511,250
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	200	269,424
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)	USD	214	206,777
Barclays PLC(h):
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25	EUR	200	228,392
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28		200	227,915
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	137,443
CFLD Cayman Investment Ltd., 8.60%, 04/08/24(f)	USD	400	413,000
Coastal Emerald Ltd., 5.95%, 01/13/20		400	401,500
Credit Agricole SA(f)(h)(i):
(5 year USD Swap + 4.32%), 6.88%		300	330,375
(5 year USD Swap + 4.90%), 7.88%		600	683,880
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(f)		597	646,276
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	111,890
Gilex Holding Sarl, 8.50%, 05/02/23(a)(f)	USD	250	268,440
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	100	143,645
Klabin Finance SA, 4.88%, 09/19/27(a)(f)	USD	400	415,250
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	100	115,928
Quicken Loans, Inc., 5.25%, 01/15/28(a)	USD	18	18,630
Scenery Journey Ltd., 11.00%, 11/06/20		200	204,500
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	115,395
VZ Vendor Financing BV, 2.50%, 01/31/24		100	114,413
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	192,500

			5,756,823

Diversified Telecommunication Services — 1.7%
Axtel SAB de CV, 6.38%, 11/14/24(a)(f)		600	633,000
DKT Finance ApS, 7.00%, 06/17/23	EUR	200	237,439
Frontier Communications Corp.(a)(f):
8.50%, 04/01/26	USD	493	499,162
8.00%, 04/01/27		662	691,790
Oi SA, (PIK), 10.00%, 07/27/25(g)		200	180,125
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	100	119,655
4.75%, 07/30/25		100	123,094
Telecom Argentina SA, 8.00%, 07/18/26(a)	USD	214	203,367
Telecom Italia SpA, 4.00%, 04/11/24	EUR	100	124,088

			2,811,720

Electric Utilities — 3.1%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)	USD	732	803,599
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(h)	EUR	200	250,700
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)(f)	USD	253	263,436
Energuate Trust, 5.88%, 05/03/27(a)(f)		750	773,438
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(h)(i)	EUR	400	492,426
Inkia Energy Ltd., 5.88%, 11/09/27(a)(f)	USD	400	416,875
Pampa Energia SA, 9.13%, 04/15/29(a)(f)		400	336,500
Perusahaan Listrik Negara PT, 4.88%, 07/17/49		200	216,000
ReNew Power Ltd., 6.45%, 09/27/22		200	206,438
ReNew Power Synthetic, 6.67%, 03/12/24		200	207,000
Talen Energy Supply LLC(a)(f):
7.25%, 05/15/27		642	675,512
6.63%, 01/15/28		274	279,480

			4,921,404

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 9.75%, 12/05/20	USD	200	$205,688
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(f)		511	541,660

			747,348

Equity Real Estate Investment Trusts (REITs) — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(f)		467	470,414
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24(f)		432	472,496
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(a)		183	190,777

			1,133,687

Food & Staples Retailing — 0.1%
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(d)	EUR	100	109,927

Food Products — 1.4%
JBS Investments II GmbH, 5.75%, 01/15/28(a)(f)	USD	329	346,930
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		17	18,801
MARB BondCo PLC, 6.88%, 01/19/25(a)(f)		400	423,000
MHP Lux SA, 6.25%, 09/19/29(a)(f)		500	489,375
Minerva Luxembourg SA, 6.50%, 09/20/26(a)(f)		400	425,750
Post Holdings, Inc., 5.00%, 08/15/26(a)(f)		452	477,425

			2,181,281

Forest Products — 0.4%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	114,448
Suzano Austria GmbH, 7.00%, 03/16/47(a)(f)	USD	400	470,500

			584,948

Health Care Equipment & Supplies — 0.1%
Yestar Healthcare Holdings Co. Ltd., 6.90%, 09/15/21		200	144,000

Health Care Providers & Services — 0.6%
Tenet Healthcare Corp.(a)(f):
4.63%, 09/01/24		374	389,932
4.88%, 01/01/26		617	646,246

			1,036,178

Health Care Technology — 0.1%
IQVIA, Inc., 3.25%, 03/15/25	EUR	100	114,401

Hotels, Restaurants & Leisure — 1.3%
Boyd Gaming Corp., 4.75%, 12/01/27(a)	USD	186	193,208
Caesars Entertainment Corp., 5.00%, 10/01/24(k)		175	336,219
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		34	36,040
International Game Technology PLC, 6.50%, 02/15/25(a)(f)		582	653,295
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	200	287,372
Scientific Games International, Inc., 7.00%, 05/15/28(a)	USD	194	208,065
Sisal Group SpA, 7.00%, 07/31/23(j)	EUR	69	79,816
Stonegate Pub Co. Financing PLC(3 mo. LIBOR GBP + 6.25%), 7.05%, 03/15/22(d)	GBP	100	133,122
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)(f)	USD	200	214,500

			2,141,637

Household Durables — 3.2%
Alam Synergy Pte Ltd., 6.63%, 04/24/22		200	172,496
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(a)(f)		456	513,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(a)(f)		224	236,320
Century Communities, Inc., 6.75%, 06/01/27(a)		44	47,177
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)(f)		600	660,750

Security	Par (000)		Value

Household Durables (continued)
PulteGroup, Inc., 5.50%, 03/01/26(f)	USD	585	$653,737
Taylor Morrison Communities, Inc.(a)(f):
5.88%, 06/15/27		261	287,100
5.75%, 01/15/28		914	996,260
TRI Pointe Group, Inc., 5.25%, 06/01/27(f)		705	736,725
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(f)		604	655,340
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	204,125

			5,163,030

Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.(a):
4.50%, 02/15/28(f)		588	593,215
5.13%, 03/15/28		578	589,965
NRG Energy, Inc., 4.45%, 06/15/29(a)		50	52,380

			1,235,560

Industrial Conglomerates — 3.7%
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)(f)		600	626,438
Vertiv Group Corp., 10.00%, 05/15/24(a)		5,000	5,350,000

			5,976,438

Insurance — 1.4%
Aegon NV(5 year EUR Swap + 5.21%), 5.63%(h)(i)	EUR	200	260,764
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(h)(i)	USD	200	216,475
ASR Nederland NV(5 year EUR Swap + 4.00%), 3.38%, 05/02/49(h)	EUR	400	497,791
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(h)		400	536,733
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(h)	GBP	250	404,673
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	260	310,051

			2,226,487

IT Services — 0.1%
InterXion Holding NV, 4.75%, 06/15/25		200	242,287

Leisure Time — 0.5%
Carlson Travel, Inc., 6.75%, 12/15/23(a)(f)	USD	752	767,040

Machinery — 0.3%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)(f)		476	493,850

Media — 2.3%
Altice France SA, 2.50%, 01/15/25	EUR	400	453,772
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(a)(f)	USD	306	318,638
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)(f)		738	746,525
Intelsat Jackson Holdings SA(f):
5.50%, 08/01/23		600	515,424
8.50%, 10/15/24(a)		432	393,479
Intelsat SA, 4.50%, 06/15/25(k)		67	44,111
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)(f)		300	316,140
SES SA(5 year EUR Swap + 5.40%), 5.63%(h)(i)	EUR	100	125,630
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24(f)	USD	380	399,000
5.00%, 08/01/27		28	29,540
5.50%, 07/01/29		26	28,112
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.00%, 11/15/25(g)	EUR	100	119,589
United Group BV, 4.88%, 07/01/24		100	116,937
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	100	136,103

			3,743,000

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Metals & Mining — 1.8%
Commercial Metals Co.:
4.88%, 05/15/23	USD	72	$74,880
5.75%, 04/15/26		21	21,945
5.38%, 07/15/27(f)		541	568,050
Nexa Resources SA, 5.38%, 05/04/27(a)(f)		400	425,500
Steel Dynamics, Inc., 5.00%, 12/15/26(f)		740	787,011
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	48,339
2.88%, 02/22/24		300	346,959
Vedanta Resources Finance II PLC, 8.00%, 04/23/23	USD	200	198,500
Vedanta Resources Ltd., 7.13%, 05/31/23		200	197,187
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,016

			2,868,387

Multiline Retail — 0.1%
Hipercor SA, 3.88%, 01/19/22	EUR	100	119,740

Oil, Gas & Consumable Fuels — 8.7%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)	USD	249	172,226
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)(f)		318	206,700
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(f)		494	501,336
Centennial Resource Production LLC(a):
5.38%, 01/15/26(f)		834	819,405
6.88%, 04/01/27		51	53,040
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(f)		729	805,676
Cheniere Energy Partners LP, 4.50%, 10/01/29(a)(f)		139	142,836
Chesapeake Energy Corp.:
6.63%, 08/15/20		31	30,690
11.50%, 01/01/25(a)		718	678,510
Citgo Holding, Inc., 9.25%, 08/01/24(a)		38	40,755
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		21	21,420
eG Global Finance PLC:
3.63%, 02/07/24	EUR	100	112,394
4.38%, 02/07/25		100	112,170
Geopark Ltd., 6.50%, 09/21/24(a)(f)	USD	800	833,750
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(a)(f)		600	540,000
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)(f)		200	187,002
Hilong Holding Ltd., 8.25%, 09/26/22		200	201,625
Jagged Peak Energy LLC, 5.88%, 05/01/26(f)		603	622,585
Neptune Energy Bondco PLC, 6.63%, 05/15/25(a)(f)		200	199,876
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(f)		374	482,902
Pacific Drilling SA, 8.38%, 10/01/23(a)		149	135,962
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		10	10,400
5.38%, 01/15/25(f)		668	688,040
5.25%, 08/15/25		9	9,248
5.63%, 10/15/27		13	13,748
Petrobras Global Finance BV(f):
5.30%, 01/27/25		700	760,025
6.00%, 01/27/28		1,000	1,138,750
7.25%, 03/17/44		450	545,766
Petroleos Mexicanos:
6.38%, 02/04/21(f)		400	415,250
5.35%, 02/12/28		300	297,000
6.50%, 01/23/29(f)		400	420,250
Puma International Financing SA, 5.13%, 10/06/24(a)		400	388,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)(f)		353	367,120
Santos Finance Ltd., 5.25%, 03/13/29		200	216,469
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		13	13,065

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27	USD	11	$11,743
Series WI, 5.88%, 03/15/28(f)		756	802,725
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		86	88,272
WPX Energy, Inc.:
8.25%, 08/01/23		10	11,500
5.25%, 09/15/24		11	11,688
5.75%, 06/01/26		10	10,675
YPF SA, 8.50%, 06/27/29(a)(f)		1,000	902,812

			14,023,406

Pharmaceuticals — 0.5%
Bausch Health Cos., Inc., 4.50%, 05/15/23	EUR	100	113,572
Merck KGaA(EURIBOR ICE Swap + 2.94%), 2.88%, 06/25/79(h)		300	360,530
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24		100	115,676
Rossini Sarl, 6.75%, 10/30/25		200	249,578

			839,356

Real Estate — 2.8%
Central China Real Estate Ltd.:
6.50%, 03/05/21	USD	200	199,418
6.75%, 11/08/21		200	199,132
China Aoyuan Group Ltd., 7.95%, 02/19/23(f)		400	424,000
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	205,500
7.25%, 04/19/23		200	204,130
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		200	201,250
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	210,000
Easy Tactic Ltd.:
9.13%, 07/28/22		200	210,578
8.63%, 02/27/24		200	207,437
8.13%, 07/11/24		200	203,500
Greenland Global Investment Ltd. (3 mo. LIBOR US + 4.85%), 6.80%, 09/26/21(d)		200	199,201
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	207,950
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	209,500
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	206,062
No Va Land Investment Group Corp., 5.50%, 04/27/23(k)		200	195,813
Powerlong Real Estate Holdings Ltd.:
6.95%, 04/17/21		200	202,188
7.13%, 11/08/22		200	202,370
Redco Properties Group Ltd., 13.50%, 01/21/20		200	200,438
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	209,375
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		200	206,250
8.70%, 08/03/22		200	203,500

			4,507,592

Real Estate Management & Development — 1.7%
China Evergrande Group, 7.00%, 03/23/20		600	597,375
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(f)		400	409,399
Forestar Group, Inc., 8.00%, 04/15/24(a)(f)		699	760,163
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,446
Shimao Property Holdings Ltd., 5.60%, 07/15/26(f)	USD	400	419,375
Sunac China Holdings Ltd., 7.25%, 06/14/22(f)		400	410,883

			2,713,641

Road & Rail — 0.1%
Hertz Corp., 7.63%, 06/01/22(a)(f)		127	132,080
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	116,690

			248,770

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Transportation Infrastructure — 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(f)	USD	400	$444,500
Ferrovial Netherlands BV (5 year EUR Swap + 2.13%), 2.12%(h)(i)	EUR	100	109,590

			554,090

Utilities — 0.7%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23		100	115,518
4.13%, 08/01/25		100	117,543
Huachen Energy Co. Ltd., 6.63%, 05/18/20(m)(n)	USD	200	95,625
Stoneway Capital Corp., 10.00%, 03/01/27(a)(f)		708	447,441
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)(f)		320	334,394

			1,110,521

Wireless Telecommunication Services — 0.7%
C&W Senior Financing DAC, 6.88%, 09/15/27(a)(f)		600	641,598
Equinix, Inc., 2.88%, 03/15/24	EUR	100	115,816
Sprint Corp., 7.88%, 09/15/23(f)	USD	295	325,482

			1,082,896

Total Corporate Bonds — 52.8% (Cost — $82,907,472)			84,823,605

Floating Rate Loan Interests(d) — 11.6%

Aerospace & Defense — 0.4%
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		615	616,743

Air Freight & Logistics — 0.9%
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%), 4.72%, 12/11/26		1,086	1,094,731
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/24/25		384	385,943

			1,480,674

Airlines — 0.4%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24(c)		612	616,142

Building Products — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.00%, 07/31/26		28	28,043
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.94%, 12/14/24		29	28,865

			56,908

Commercial Services & Supplies — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		32	32,080

Communications Equipment — 0.3%
Interface Security Systems LLC, Term Loan, (1 mo. LIBOR + 7.00%), 8.80%, 08/07/23(c)		439	426,927

Construction & Engineering — 0.4%
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		628	625,582

Diversified Financial Services — 2.1%
LSTAR Securities Financing, Term Loan, (1 mo. LIBOR + 2.00%), 3.69%, 05/30/22(c)		1,386	1,385,975
RNTR Seer Financing, Term Loan, (1 mo. LIBOR + 2.38%), 4.11%, 12/20/21(c)		2,000	1,995,000

			3,380,975

Security	Par (000)		Value

Food Products — 2.4%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%), 9.41%, 12/17/27(c)	AUD	5,500	$3,840,327

Health Care Providers & Services — 0.3%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.30%, 02/16/23	USD	377	377,721
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.58%, 03/06/25		104	104,495

			482,216

Hotels, Restaurants & Leisure — 1.1%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%), 9.91%, 08/09/25		800	804,183
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(c)		174	174,834
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		222	205,871
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%), 7.80%, 12/10/24		598	603,542

			1,788,430

Media — 1.3%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%), 6.29%, 12/11/26		222	222,599
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		178	178,589
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		616	615,173
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (6 mo. LIBOR + 4.50%), 6.43%, 01/02/24		306	307,980
Lamar Media Corp., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.56%, 03/14/25		24	24,108
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		304	305,918
Spectacle Gary Holdings LLC(c):
Delayed Draw Term Loan, 11/06/25(o)		27	27,639
Term Loan B, (1 mo. LIBOR + 9.00%), 10.60%, 11/06/25		378	381,411

			2,063,417

Oil, Gas & Consumable Fuels — 1.1%
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 11/01/26		559	563,427
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.55%, 12/31/22		475	423,344
Chesapeake Energy Corp., 2019 Last Out Term Loan, (3 mo. LIBOR + 8.00%), 9.93%, 06/09/24		399	410,304
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%), 8.80%, 08/01/23		399	405,815

			1,802,890

Pharmaceuticals — 0.8%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.49%, 11/27/25		889	892,840
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		355	358,010

			1,250,850

Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.91%, 11/06/26(j)		172	173,474

Total Floating Rate Loan Interests — 11.6% (Cost — $18,524,989)			18,637,635

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Agency Obligations — 8.3%
Argentine Republic Government International Bond, 6.88%, 04/22/21(f)	USD	150	$80,391
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f)		481	559,764
Colombia Government International Bond(f):
8.13%, 05/21/24		285	349,927
4.50%, 01/28/26		712	776,080
Dominican Republic International Bond, 5.50%, 01/27/25(f)		400	431,250
Egypt Government Bond:
16.00%, 06/11/22	EGP	2,122	136,601
14.30%, 09/03/22		4,590	287,295
Egypt Government International Bond:
5.58%, 02/21/23(a)(f)	USD	520	543,270
5.58%, 02/21/23(f)		351	366,707
7.50%, 01/31/27(a)(f)		257	286,153
7.50%, 01/31/27(f)		1,200	1,336,125
8.50%, 01/31/47		284	315,329
Indonesia Government International Bond(f):
4.75%, 01/08/26		277	307,730
3.50%, 01/11/28		565	590,602
4.10%, 04/24/28		200	217,125
4.75%, 02/11/29		200	229,000
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	6,335,000	429,863
Mexico Government International Bond, 3.75%, 01/11/28(f)	USD	500	519,375
Nigeria Government International Bond, 7.63%, 11/21/25		800	884,000
Paraguay Government International Bond, 5.40%, 03/30/50(a)		300	344,437
Qatar Government International Bond, 4.00%, 03/14/29(a)(f)		200	223,562
Republic of South Africa Government International Bond(f):
5.88%, 05/30/22		400	428,750
4.88%, 04/14/26		1,181	1,229,716
4.30%, 10/12/28		221	216,282
Saudi Government International Bond, 4.50%, 04/17/30(f)		414	468,855
Sri Lanka Government International Bond, 7.55%, 03/28/30		200	197,487
Turkey Government International Bond, 4.88%, 04/16/43		200	165,500
Ukraine Government International Bond:
7.75%, 09/01/23		150	162,562
8.99%, 02/01/24		200	224,500
7.75%, 09/01/25		501	545,839
9.75%, 11/01/28		400	486,500

Total Foreign Agency Obligations — 8.3% (Cost — $12,914,797)			13,340,577

	Shares

Investment Companies — 8.7%

Capital Markets — 8.7%
iShares iBoxx USD High Yield Corporate Bond ETF(q)		79,255	6,969,685
SPDR Bloomberg Barclays High Yield Bond ETF		63,660	6,973,316

Total Investment Companies — 8.7% (Cost — $13,718,973)			13,943,001

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities — 14.1%

Collateralized Mortgage Obligations — 3.4%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)(b)	USD	938	$905,315
CSMC Trust,(a)(c):
1.00%, 03/25/59		949	387,704
19.77%, 09/27/66		2,315	1,969,677
RMF Buyout Issuance Trust, Series 2019-1, Class M4, 4.23%, 07/25/29(a)(b)		700	700,331
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 4.80%, 02/25/38(a)(h)		4,041	1,455,644

			5,418,671

Commercial Mortgage-Backed Securities — 4.3%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(a)		770	679,788
Benchmark Mortgage Trust, Series 2019-B14, Class 225C, 3.29%, 12/15/62(a)(j)		656	634,840
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class F, 4.89%, 05/10/36(a)		750	745,122
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		750	739,741
Morgan Stanley Capital I Trust(a):
Series 2017-H1, Class D, 2.55%, 06/15/50		753	649,718
Series 2018-MP, Class E, 4.28%, 07/11/40(b)		750	744,405
Series 2019-H7, Class D, 3.00%, 07/15/52		750	669,709
Morgan Stanley Capital I Trust 2019-NUGS, Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.99%, 12/15/36(a)(d)		800	796,998
US 2018-USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(b)		500	512,004
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D, 4.11%, 05/15/48(b)		750	704,424

			6,876,749

Machinery — 0.9%
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		1,902	1,443,675

Scientific Instruments: Control & Filter — 5.5%
225 Liberty Street Trust, Series 2016-225L, Class E, 4.65%, 02/10/36(a)(b)		750	780,106
Barclays Commercial Mortgage Trust, Series 2019-C3, Class C, 4.18%, 05/15/52		482	500,806
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, (1 mo. LIBOR US + 2.16%), 3.90%, 11/25/34(a)(d)		700	696,495
BX Commercial Mortgage Trust, Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 4.39%, 10/15/36(a)(d)		700	701,116
BX Trust, Series 2019-MMP, Class F, (1 mo. LIBOR US + 2.79%), 4.53%, 08/15/36(a)(d)		1,000	1,000,626
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class E, 4.89%, 05/10/36(a)		500	513,136
COMM Commercial Mortgage Trust, Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(b)		500	491,448
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class C, 4.89%, 11/15/51(b)		750	818,689
Series 2019-C17, Class D, 2.50%, 09/15/52(a)		689	576,691
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(b)		700	618,274
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2019-BKWD, Class E, (1 mo. LIBOR US + 2.60%), 4.34%, 09/15/29(a)(d)		365	365,817
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(a)		750	673,953

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Scientific Instruments: Control & Filter (continued)
Morgan Stanley Capital I Trust:
Series 2014-150E, Class F, 4.30%, 09/09/32(a)(b)	USD	700	$716,886
Series 2017-HR2, Class D, 2.73%, 12/15/50		500	449,172

			8,903,215

Total Non-Agency Mortgage-Backed Securities — 14.1% (Cost — $22,700,465)			22,642,310

Preferred Securities

Capital Trusts — 11.6%

Auto Components — 0.5%
Volkswagen International Finance NV(h)(i):
3.88%	EUR	300	364,272
4.63%		200	255,456
Series NC6, 3.38%		100	119,708

			739,436

Banks — 5.4%
ABN AMRO Bank NV(h)(i):
4.75%		700	849,419
5.75%		200	231,934
Banco Bilbao Vizcaya Argentaria SA(h)(i):
6.00%	USD	400	499,717
6.13%(f)		400	411,500
Series 9, 6.50%		200	211,500
Banco Mercantil del Norte SA, 6.75%(a)(f)(h)(i)		500	519,375
Banco Santander SA, 6.75%(h)(i)	EUR	400	494,580
Bank of East Asia Ltd., 5.88%(h)(i)	USD	250	259,062
Bankia SA(h)(i):
6.00%	EUR	200	236,828
6.38%		400	486,257
BAWAG Group AG, 5.00%(h)(i)		200	239,528
Burgan Bank SAK, 5.75%(h)(i)	USD	200	203,750
CaixaBank SA, 6.75%(h)(i)	EUR	200	251,822
Cooperatieve Rabobank UA(h)(i):
3.25%		600	672,583
4.63%		200	246,920
Erste Group Bank AG(h)(i):
5.13%		400	497,877
8.88%		400	511,808
ING Groep NV, 6.75%(h)(i)	USD	400	433,980
Intesa Sanpaolo SpA, 7.75%(h)(i)	EUR	400	543,212
KBC Group NV, 4.25%(h)(i)		800	925,442

			8,727,094

Building Materials — 0.1%
Holcim Finance Luxembourg SA, 3.00%(h)(i)		100	118,339

Chemicals — 0.1%
Solvay Finance SA, 5.43%(h)(i)		100	129,276

Diversified Financial Services — 3.3%
Barclays PLC(h)(i):
7.75%	USD	200	218,500
7.88%		200	215,500
BNP Paribas SA, 6.63%(f)(h)(i)		650	702,000
Credit Agricole SA, 6.50%(h)(i)	EUR	200	242,242
Credit Suisse Group AG(h)(i):
6.38%(a)(f)	USD	350	377,300
7.13%		400	430,500
7.50%(a)(f)		300	328,305
HSBC Holdings PLC, 6.25%(f)(h)(i)		450	477,562
Societe Generale SA(f)(i):
7.38%(h)		450	477,000
7.38%(b)		300	327,750

Security	Par (000)		Value

Diversified Financial Services (continued)
UBS Group AG, 7.00%(h)(i)	USD	450	$514,125
UniCredit SpA(h)(i):
6.63%	EUR	400	485,135
6.75%		200	239,719
7.50%		200	262,178

			5,297,816

Diversified Telecommunication Services — 0.7%
Koninklijke KPN NV, 2.00%(h)(i)		100	114,223
Telefonica Europe BV(h)(i):
3.75%		100	118,061
3.88%		400	487,571
4.38%		300	375,208

			1,095,063

Electric Utilities — 0.1%
NGG Finance PLC, 1.63%, 12/05/79(h)		100	113,581
RWE AG, 2.75%,04/21/75(h)		100	113,745

			227,326

Insurance — 0.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(h)	USD	300	330,075
AXA SA, 3.25%, 05/28/49(h)	EUR	300	383,209

			713,284

Media — 0.2%
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75(h)		300	373,997

Oil, Gas & Consumable Fuels — 0.2%
Naturgy Finance BV, 4.13%(h)(i)		100	121,424
TOTAL SA, 3.37%(h)(i)		200	256,201

			377,625

Real Estate — 0.1%
ATF Netherlands BV, 3.75%(h)(i)		100	119,741

Utilities — 0.4%
Electricite de France SA, 5.38%(h)(i)		100	129,485
Engie SA, 3.25%(h)(i)		400	491,865

			621,350

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 3.10%,(b)		100	117,779

Total Capital Trusts — 11.6% (Cost — $17,793,377)			18,658,126

Total Preferred Securities — 11.6%			18,658,126

U.S. Government Sponsored Agency Securities — 0.9%

Commercial Mortgage-Backed Securities — 0.9%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(a)(b)	USD	500	491,705
FREMF Mortgage Trust, Series 2019-K99, Class C, 3.77%, 09/25/29(a)(b)		1,000	981,592

Total Commercial Mortgage-Backed Securities — 0.9% (Cost — $1,472,623)			1,473,297

Total U.S. Government Sponsored Agency Securities — 0.9% (Cost — $1,472,623)			1,473,297

Total Long-Term Investments — 133.2% (Cost — $210,519,392)			214,092,928

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Short-Term Securities — 1.3%

Foreign Agency Obligations — 0.4%
Egypt Treasury Bills:
17.20%, 05/26/20	EGP	3,000	$176,256
17.60%, 05/26/20		6,950	408,326

Total Foreign Agency Obligations — 0.4% (Cost — $564,567)			584,582

		Shares

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(p)(q)	USD	1,440,464	1,440,464

Total Money Market Funds — 0.9% (Cost — 1,440,464)			1,440,464

Total Short-Term Securities — 1.3% (Cost — $2,005,031)			2,025,046

Options Purchased — 0.0% (Cost — $114,164)			16,779

Total Investments Before Options Written — 134.5% (Cost — $212,638,587)			216,134,753

Options Written — (0.0)% (Premiums Received — $33,130)			(7,052)

Total Investments, Net of Options Written — 134.5% (Cost — $212,605,457)			216,127,701

Liabilities in Excess of Other Assets — (34.5)%			(55,430,443)

Net Assets — 100.0%			$160,697,258

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Amount is less than 500.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Non-income producing security.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Annualized 7-day yield as of period end.

(q)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated Persons and/or Related Parties	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,440,464	—	1,440,464	$1,440,464	$323,334	$4	$—
iShares iBoxx USD High Yield Corporate Bond ETF	96,766	(17,511)	79,255	6,969,684	224,205	(3,322)	125,647

				$8,410,148	$547,539	$(3,318)	$125,647

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.74%	08/27/19	Open	$503,700	$508,587	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	08/27/19	Open	683,375	689,764	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	657,675	663,206	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	535,248	540,440	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	638,010	644,200	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	623,700	629,751	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	653,565	659,905	Corporate Bonds	Open/Demand

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.25%	08/27/19	Open	$516,810	$521,824	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	658,665	665,055	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/27/19	Open	571,803	577,350	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	637,320	641,498	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	457,781	460,782	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	687,960	692,470	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	808,890	814,193	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	387,173	389,711	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/09/19	Open	591,030	594,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	550,361	554,443	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	505,766	509,517	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/09/19	Open	504,340	508,080	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/30/19	Open	475,313	478,075	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	09/30/19	Open	655,556	659,536	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	09/30/19	Open	990,000	996,266	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	09/30/19	Open	550,718	554,274	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	09/30/19	Open	432,000	434,790	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	09/30/19	Open	567,860	571,528	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	575,456	579,115	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	442,944	445,760	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	416,670	419,319	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	376,875	379,271	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	360,180	362,470	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	452,250	455,126	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	376,290	378,683	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	546,925	550,402	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	513,338	516,601	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	390,529	393,012	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	09/30/19	Open	338,183	340,333	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/10/19	Open	356,625	358,681	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/10/19	Open	412,560	414,938	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/10/19	Open	512,250	515,203	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/10/19	Open	678,881	682,794	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/10/19	Open	360,953	362,992	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/10/19	Open	395,016	397,248	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/10/19	Open	376,320	378,446	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/10/19	Open	375,180	377,300	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	10/23/19	Open	545,931	548,024	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.15	10/23/19	Open	382,000	383,597	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	10/23/19	Open	481,908	483,922	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.35	10/23/19	Open	572,307	574,885	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	10/23/19	Open	563,409	566,055	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/23/19	Open	270,663	271,978	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	10/23/19	Open	277,375	278,704	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	10/23/19	Open	247,875	249,063	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	10/23/19	Open	277,183	278,511	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	10/23/19	Open	459,553	461,570	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	236,531	237,687	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	323,000	324,579	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	180,068	180,948	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	298,285	299,743	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	256,275	257,527	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	257,250	258,507	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	311,823	313,346	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	268,400	269,712	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	216,803	217,862	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/23/19	Open	182,000	182,889	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	10/30/19	Open	420,210	421,802	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	10/30/19	Open	200,000	200,758	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	10/30/19	Open	369,587	371,019	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	10/30/19	Open	389,494	391,003	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	10/30/19	Open	258,817	259,864	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas Securities Corp.	1.94%	10/30/19	Open	$135,873	$136,354	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.14	10/30/19	Open	174,000	174,676	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.34	10/30/19	Open	349,000	350,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/30/19	Open	737,640	740,710	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/30/19	Open	158,000	158,658	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	10/30/19	Open	168,500	169,201	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	11/05/19	Open	187,590	188,261	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	11/07/19	Open	247,624	248,422	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/07/19	Open	416,948	418,356	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/07/19	Open	373,500	374,761	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/07/19	Open	49,675	49,843	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	11/07/19	Open	500,112	501,800	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	11/15/19	Open	736,030	737,808	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.00	11/15/19	Open	339,506	340,393	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	352,500	353,535	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	246,250	246,973	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	11/15/19	Open	209,233	209,861	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/19/19	Open	361,415	362,363	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.35	11/19/19	Open	367,500	368,508	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	11/20/19	Open	453,750	454,784	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	11/20/19	Open	380,397	381,264	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	11/20/19	Open	506,350	507,647	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.30	11/20/19	Open	545,250	546,678	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.40	11/20/19	Open	193,522	194,051	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.00	11/26/19	Open	402,750	403,555	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.15	11/26/19	Open	1,126,490	1,128,912	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	11/26/19	Open	723,000	724,627	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	11/27/19	Open	367,581	368,087	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	11/27/19	Open	375,500	376,137	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	11/27/19	Open	363,000	363,665	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/27/19	Open	335,760	336,452	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	12/11/19	Open	105,569	105,704	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/18/19	Open	520,500	520,905	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/18/19	Open	328,500	328,737	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	12/18/19	Open	252,000	252,182	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/18/19	Open	461,500	461,904	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/18/19	Open	249,000	249,202	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/18/19	Open	401,500	401,890	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/18/19	Open	400,500	400,889	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/18/19	Open	227,813	228,018	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/18/19	Open	749,063	749,739	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	12/18/19	Open	713,750	714,458	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	12/18/19	Open	367,482	367,846	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	12/19/19	Open	661,875	662,371	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/19/19	Open	504,945	505,324	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/19/19	Open	894,180	894,933	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.05	12/19/19	Open	398,500	398,772	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.25	12/19/19	Open	354,000	354,265	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	545,250	545,668	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	361,500	361,777	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	499,639	500,022	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	1,165,500	1,166,394	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	331,000	331,254	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	372,500	372,786	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.30	12/19/19	Open	328,624	328,876	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.05	12/23/19	Open	298,121	298,257	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.05	12/23/19	Open	205,500	205,594	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	2.05	12/23/19	Open	218,500	218,599	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	2.30	12/23/19	Open	261,176	261,310	Foreign Agency Obligations	Open/Demand
BNP Paribas Securities Corp.	2.30	12/23/19	Open	142,380	142,453	Corporate Bonds	Open/Demand

				$55,553,404	$55,798,388

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	170	03/31/20	$36,635	$(22,735)

Short Contracts
10-Year U.S. Treasury Note	9	03/20/20	1,156	11,587
10-Year U.S. Ultra Long Treasury Note	31	03/20/20	4,362	(536)
U.S. Treasury Ultra Bond	6	03/20/20	1,090	36,177
5-Year U.S. Treasury Note	31	03/31/20	3,677	15,452

				62,680

				$39,945

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	159,000	USD	177,621	Morgan Stanley & Co. International PLC	02/05/20	$1,095
EUR	625,556	USD	701,223	Morgan Stanley & Co. International PLC	02/05/20	1,902
USD	1,239,200	EUR	1,101,749	BNP Paribas S.A.	02/05/20	834

						3,831

GBP	205,000	USD	274,118	Morgan Stanley & Co. International PLC	02/05/20	(2,319)
USD	21,451,305	EUR	19,414,000	BNP Paribas S.A.	02/05/20	(370,039)
USD	812,050	EUR	734,000	Bank of America N.A.	02/05/20	(12,966)
USD	96,903	EUR	87,000	Morgan Stanley & Co. International PLC	02/05/20	(885)
USD	104,353	EUR	94,000	Morgan Stanley & Co. International PLC	02/05/20	(1,303)
USD	117,285	EUR	106,000	Morgan Stanley & Co. International PLC	02/05/20	(1,859)
USD	660,463	EUR	596,000	Morgan Stanley & Co. International PLC	02/05/20	(9,442)
USD	258,302	GBP	200,000	BNP Paribas S.A.	02/05/20	(6,868)
USD	2,004,857	GBP	1,551,000	BNP Paribas S.A.	02/05/20	(51,536)
USD	3,770,895	AUD	5,472,500	Morgan Stanley & Co. International PLC	03/18/20	(76,552)

						(533,769)

	Net unrealized depreciation					$(529,938)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	UBS AG	21,400	01/17/20	USD	295.00	USD	6,888	$5,029
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	235,000	01/17/20	USD	84.00	USD	20,666	11,750

								$16,779

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	UBS AG	21,400	01/17/20	USD	265.00	USD	6,888	$(1,177)
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	235,000	01/17/20	USD	80.00	USD	20,666	(5,875)

								$(7,052)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 32, Version 1	5.00%	Quarterly	06/20/24	B-	USD	8,820	$887,667	$541,771	$345,896

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$541,771	$—	$345,896	$—	$—
Options Written	N/A	N/A	26,078	—	(7,052)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$		$63,216	$—	$63,216
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		3,831	—	—	3,831
Options purchased
Investments at value — unaffiliated(b)	—	—	16,779		—	—	—	16,779
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	345,896	—		—	—	—	345,896

	$—	$345,896	$16,779		$3,831	$63,216	$—	$429,722

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$		$23,270	$—	$23,270
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		533,769	—	—	533,769
Options written
Options written at value	—	—	7,052		—	—	—	7,052

	$—	$—	$7,052		$533,769	$23,270	$—	$564,091

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$70,718	$—	$70,718
Forward foreign currency exchange contracts	—	—	—	345,411	—	—	345,411
Options purchased(a)	—	—	—	—	(12,893)	—	(12,893)
Swaps	—	37,120	—	—	—	—	37,120

	$—	$37,120	$—	$345,411	$57,825	$—	$440,356

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$39,946	$—	$39,946
Forward foreign currency exchange contracts	—	—	—	(529,938)	—	—	(529,938)
Options purchased(a)	—	—	(97,385)	—	—	—	(97,385)
Options written	—	—	26,078	—	—	—	26,078
Swaps	—	345,896	—	—	—	—	345,896

	$—	$345,896	$(71,307)	$(529,938)	$39,946	$—	$(215,403)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$41,051,281
Average notional value of contracts — short	$12,316,664
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$24,842,020
Average amounts sold — in USD	$4,086,848
Options:
Average market value of option contracts purchased	$5,593
Average market value of option contracts written	$2,351
Credit default swaps:
Average notional amount-sell protection	$8,910,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$21,922		$—
Forward foreign currency exchange contracts	3,831		533,769
Options	16,779	(a)	7,052
Swaps — Centrally cleared	—		3,118

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$42,532		$543,939
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(21,922)		(3,118)

Total derivative assets and liabilities subject to an MNA	$20,610		$540,821

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pleadged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
BNP Paribas S.A.	$834	$(834)	$—	$—	$—
Morgan Stanley & Co. International PLC	2,997	(2,997)	—	—	—
UBS AG	16,779	(7,052)	—	—	9,727

	$20,610	$(10,883)	$—	$—	$9,727

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America N.A.	$12,966	$—	$—	$—	$12,966
BNP Paribas S.A.	428,443	(834)	—	—	427,609
Morgan Stanley & Co. International PLC	92,360	(2,997)	—	—	89,363
UBS AG	7,052	(7,052)	—	—	—

	$540,821	$(10,883)	$—	$—	$529,938

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$37,910,180	$2,664,197	$40,574,377
Corporate Bonds(a)	195,813	84,498,832	128,960	84,823,605
Floating Rate Loan Interests(a)	—	9,789,380	8,848,255	18,637,635
Foreign Agency Obligations	—	13,340,577	—	13,340,577
Investment Companies	13,943,001	—	—	13,943,001
Non-Agency Mortgage Backed Securities	—	20,284,929	2,357,381	22,642,310
Preferred Securities(a)	—	18,658,126	—	18,658,126
U.S. Government Sponsored Agency Securities	—	1,473,297	—	1,473,297
Options Purchased
Equity contracts	—	16,779	—	16,779
Short-Term Securities:
Foreign Agency Obligations	—	584,582	—	584,582
Money Market Funds	1,440,464	—	—	1,440,464
Unfunded Floating Rate Loan Interests(b)	—	3,077	—	3,077

	$15,579,278	$186,559,759	$13,998,793	$216,137,830

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$345,896	$—	$345,896
Forward foreign currency contracts	—	3,831	—	3,831
Interest rate contracts	63,216	—	—	63,216
Liabilities:
Equity contracts	—	(7,052)	—	(7,052)
Forward foreign currency contracts	—	(533,769)	—	(533,769)
Interest rate contracts	(23,271)	—	—	(23,271)

	$39,945	$(191,094)	$—	$(151,149)

(a)	See above Schedule of Investments for values in each sector.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $55,798,388 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of April 16, 2019(a)	$—	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	535	39,932	40,467
Net realized gain (loss)	298	—	1	10,754	11,053
Net change in unrealized appreciation (depreciation)(b)(c)	(24,276)	960	58,459	3,079	38,222
Purchases	2,782,508	128,000	8,903,719	2,354,471	14,168,698
Sales	(94,333)	—	(114,459)	(50,855)	(259,647)

Closing Balance, as of December 31, 2019	$2,664,197	$128,960	$8,848,255	$2,357,381	$13,998,793

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(c)	$(24,276)	$960	$58,459	$3,079	$38,222

(a)	Commencement of operations.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $9,731,539. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)
Assets:
Floating Rate Loan Interests	$4,267,254	Income	Discount Rate	10%
		Market	Recent Transactions	—%

	$4,267,254

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities

December 31, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments at value — unaffiliated(a)	$575,555,232	$207,724,605
Investments at value — affiliated(b)	9,307,423	8,410,148
Cash	2,870,509	—
Cash pledged:
Collateral — OTC derivatives	374,000	—
Futures contracts	404,000	87,000
Centrally cleared swaps	2,019,000	438,000
Foreign currency at value(c)	1,522,968	128,502
Receivables:
Investments sold	1,078,444	1,980,202
Dividends — affiliated	20,310	2,655
Interest — unaffiliated	6,967,813	2,485,375
Principal paydowns	—	3,450
Variation margin on futures contracts	76,091	21,922
Swap premiums paid	2,257	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,859	3,831
OTC swaps	3,409,550	—
Unfunded floating rate loan interests	7,267	3,077
Prepaid expenses	3,285	1,487

Total assets	603,621,008	221,290,254

LIABILITIES
Bank overdraft	—	71,669
Cash received:
Collateral — reverse repurchase agreements	1,784,000	—
Collateral — OTC derivatives	10,000	—
Options written at value(d)	18,771	7,052
Reverse repurchase agreements at value	160,085,121	55,798,388
Payables:
Investments purchased	4,220,213	3,562,344
Distribution fees	—	37,823
Investment advisory fees	1,248,088	415,186
Trustees’ and Officer’s fees	688	—
Other accrued expenses	287,019	163,647
Principal payups	12,008	—
Variation margin on centrally cleared swaps	11,107	3,118
Swap premiums received	3,591,271	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,426,552	533,769
OTC swaps	3,851	—

Total liabilities	172,698,689	60,592,996

NET ASSETS	$430,922,319	$160,697,258

NET ASSETS CONSIST OF
Paid-in capital(e)	$430,786,245	$157,513,224
Accumulated earnings	136,074	3,184,034

NET ASSETS	$430,922,319	$160,697,258

Net asset value per share	$98.42	$101.48

(a) Investments at cost — unaffiliated	$566,630,205	$204,354,086
(b) Investments at cost — affiliated	$9,307,423	$8,284,501
(c) Foreign currency at cost	$1,502,279	$127,574
(d) Premiums received	$88,103	$33,130
(e) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	4,378,463	1,583,527

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II (a)

INVESTMENT INCOME
Dividends — affiliated	$122,572	$547,539
Dividends — unaffiliated	—	260,995
Interest — unaffiliated	38,888,539	6,244,490
Foreign taxes withheld	(127,346)	(5,876)

Total investment income	38,883,765	7,047,148

EXPENSES
Investment advisory	7,328,709	1,537,479
Professional	90,322	102,207
Accounting services	72,277	29,564
Custodian	45,499	24,662
Transfer agent	40,254	8,613
Trustees and Officer	31,885	9,011
Printing	23,126	14,365
Service and distribution	—	281,997
Miscellaneous	37,424	26,198

Total expenses excluding interest expense	7,669,496	2,034,096
Interest expense	4,051,777	293,314

Total expenses	11,721,273	2,327,410
Less fees waived and/or reimbursed by the Manager	(4,567)	(61,407)

Total expenses after fees waived and/or reimbursed	11,716,706	2,266,003

Net investment income	27,167,059	4,781,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	26	4
Futures contracts	(387,603)	70,718
Forward foreign currency exchange contracts	2,089,443	345,411
Foreign currency transactions	414,316	213,415
Investments — affiliated	—	(3,322)
Investments — unaffiliated	(2,945,303)	364,620
Swaps	2,385,076	37,120

	1,555,955	1,027,966

Net change in unrealized appreciation (depreciation) on:
Futures contracts	543,599	39,946
Forward foreign currency exchange contracts	(775,834)	(529,938)
Foreign currency translations	(89,397)	5,706
Investments — affiliated	—	125,647
Investments — unaffiliated	35,870,665	3,370,519
Options written	69,332	26,078
Swaps	5,871,992	345,896
Unfunded floating rate loan interests	7,267	3,077

	41,497,624	3,386,931

Net realized and unrealized gain	43,053,579	4,414,897

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,220,638	$9,196,042

(a)	Commencement of operations April 16, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust		BlackRock Multi-Sector Opportunities Trust II
	Year Ended December 31, 2019	Period from 02/23/18 (a) to 12/31/18	Period from 04/16/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,167,059	$19,822,915	$4,781,145
Net realized gain (loss)	1,555,955	(8,393,620)	1,027,966
Net change in unrealized appreciation (depreciation)	41,497,624	(29,160,776)	3,386,931

Net increase (decrease) in net assets resulting from operations	70,220,638	(17,731,481)	9,196,042

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and realized gain	(33,023,689)	(19,329,394)	(6,012,008)
From return of capital	(809,445)	(6,659,698)	(878,536)

Decrease in net assets resulting from distributions to shareholders	(33,833,134)	(25,989,092)	(6,890,544)

CAPITAL SHARE TRANSACTIONS
Net proceeds from issuance of shares	—	461,889,017	154,453,459
Reinvestment of distributions	6,098,597	3,495,977	3,838,301
Repurchase of shares resulting from tender offers	(33,328,203)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(27,229,606)	465,384,994	158,291,760

NET ASSETS
Total increase in net assets	9,157,898	421,664,421	160,597,258
Beginning of period	421,764,421	100,000	100,000

End of period	$430,922,319	$421,764,421	$160,697,258

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended December 31, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II (a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$70,220,638	$9,196,042
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	275,056,331	42,957,848
Purchases of long-term investments	(292,161,328)	(249,583,470)
Net proceeds from purchases of short-term securities	(8,747,638)	(4,129,150)
Amortization of premium and accretion of discount on investments and other fees	418,369	55,247
Premiums received from options written	88,103	33,130
Net realized (gain) loss on investments	2,964,458	(361,298)
Net unrealized appreciation on investments, options written, swaps and foreign currency translations	(39,180,955)	(2,995,383)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(472)	(2,655)
Interest — unaffiliated	228,009	(2,485,375)
Variation margin on futures contracts	(76,091)	(21,922)
Variation margin on centrally cleared swaps	25,532	—
Swap premiums paid	(2,257)	—
Prepaid expenses	(309)	(1,487)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(520,000)	—
Collateral — reverse repurchase agreements	1,784,000	—
Payables:
Investment advisory fees	678,706	415,186
Interest expense	1,161,422	244,984
Distribution fees	—	37,823
Trustee’s and Officer’s fees	(9,122)	—
Variation margin on futures contracts	(12,758)	—
Variation margin on centrally cleared swaps	11,107	3,118
Other accrued expenses	1,453	163,647
Swap premiums received	57,516	—

Net cash provided by (used for) operating activities	11,984,714	(206,473,715)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(27,734,537)	(3,052,243)
Payments on Common Shares redeemed	(33,328,203)	—
Proceeds from issuance of Common Shares	—	154,453,459
Increase in bank overdraft	—	71,669
Net borrowing of reverse repurchase agreements	41,746,950	55,553,404

Net cash (provided by) used for financing activities	(19,315,790)	207,026,289

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(102,760)	$928

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(7,433,836)	553,502
Restricted and unrestricted cash and foreign currency at beginning of period	14,624,313	100,000

Restricted and unrestricted cash and foreign currency at end of period	$7,190,477	$653,502

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,890,355	$48,330

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	6,098,597	3,838,301

(a)	Commencement of operations April 16, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Cash Flows  (continued)

Year Ended December 31, 2019

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II (a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,870,509	$—
Cash pledged:
Collateral — OTC derivatives	374,000	—
Futures contracts	404,000	87,000
Centrally cleared swaps	2,019,000	438,000
Foreign currency at value	1,522,968	128,502

	$7,190,477	$653,502

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	$246,033	$100,000
Cash pledged:
Collateral — reverse repurchase agreements	1,320,085	—
Collateral — OTC derivatives	4,911,000	—
Futures contracts	128,000	—
Foreign currency at value	8,019,195	—

	$14,624,313	$100,000

(a)	Commencement of operations April 16, 2019.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Year Ended December 31, 2019	Period from 02/23/18 (a) to 12/31/18

Net asset value, beginning of period	$90.55	$100.00

Net investment income(b)	5.99	4.29
Net realized and unrealized gain (loss)	9.38	(8.11)

Net increase (decrease) from investment operations	15.37	(3.82)

Distributions(c)
From net investment income	(7.32)	(4.19)
From return of capital	(0.18)	(1.44)

Total distributions	(7.50)	(5.63)

Net asset value, end of period	$98.42	$90.55

Total Return(d)
Based on net asset value	17.35%	(3.95	)%(e)(f)

Ratios to Average Net Assets
Total expenses	2.67%	1.78	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	2.67%	1.77	%(g)(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.75%	1.50	%(g)(i)

Net investment income	6.20%	5.23	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$430,922	$421,764

Borrowings outstanding, end of period (000)	$160,085	$117,177

Portfolio turnover rate	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II
	Period from 04/16/19 (a) to 12/31/19

Net asset value, beginning of period	$100.00

Net investment income(b)	3.07
Net realized and unrealized gain	2.84

Net increase from investment operations	5.91

Distributions(c)
From net investment income	(3.69)
From realized gain	(0.18)
From return of capital	(0.56)

Total distributions	(4.43)

Net asset value, end of period	$101.48

Total Return(d)
Based on net asset value	5.99	%(e)

Ratios to Average Net Assets
Total expenses	2.07	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	2.04	%(f)(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.77	%(f)(h)

Net investment income	4.30	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$160,697

Borrowings outstanding, end of period (000)	$55,798

Portfolio turnover rate	29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.09%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.05%.

See notes to financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Non-diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on April 16, 2019, MSO2 had no operations other than those relating to organizational matters and the sale of 1,000 Common Shares on August 17, 2018 to BlackRock Financial Management, Inc., an affiliate of MSO2, for $100,000. Investment operations for MSO2 commenced on April 16, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Organization and Offering Costs: Organization costs associated with the establishment of MSO2 and offering expenses of MSO2 with respect to the issuance of shares (other than the sales load) in the amounts of $91,500 and $1,707,750, respectively, were paid by the Manager. MSO2 is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 for MSO is $552,860,679. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trust.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
MSO	Connect Finco Sarl	$323,898	$317,946	$325,213	$7,267
MSO2	Connect Finco Sarl	$137,125	$134,604	$137,681	$3,077

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
MSO	$148,140,415	2.74%
MSO2	16,888,724	2.45

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of MSO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

MSO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$86,503,752	$(86,503,752)	$—	$—
BNP Paribas S.A	38,107,029	(38,107,029)	—	—
Credit Suisse Securities (USA) LLC	2,575,093	(2,575,093)	—	—
Goldman Sachs & Co LLC	739,386	(739,386)	—	—
RBC Capital Markets, LLC	32,159,861	(32,159,861)	—	—

	$160,085,121	$(160,085,121)	$—	$—

(a)

Collateral with a value of $189,151,855 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of MSO2’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

MSO2
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$38,738,011	$(38,738,011)	$—	$—
BNP Paribas Securities Corp.	6,147,534	(6,147,534)	—	—
RBC Capital Markets, LLC	10,912,843	(10,912,843)	—	—

	$55,798,388	$(55,798,388)	$—	$—

(a)

Collateral with a value of $66,571,906 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options — Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended December 31, 2019, the amounts waived were as follows:

	MSO	MSO2
Amounts waived	$4,567	$9,569

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2019, for MSO2 the Manager waived $51,838 in investment advisory fees pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MSO	$3,622,928	$5,218,663	$170,142
MSO2	2,688,878	110,965	(1,447)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	MSO	MSO2
Non-U.S. Government Securities	$289,770,554	$235,687,110
U.S. Government Securities	—	17,331,647

	$289,770,554	$253,018,757

Sales	MSO	MSO2
Non-U.S. Government Securities	$271,466,506	$27,467,960
U.S. Government Securities	—	17,476,990

	$271,466,506	$44,944,950

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open, for MSO for the period ended December 31, 2018 and the year ended December 31, 2019, and for MSO2, for the period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

	MSO	MSO2
Ordinary income
12/31/2019	$33,023,689	$5,953,342
12/31/2018	19,329,394	—
Long-term capital gain
12/31/2019	—	58,666
12/31/2018	—	—

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

	MSO	MSO2
Return of Capital
12/31/2019	$809,445	$878,536
12/31/2018	6,659,698	—

Total
12/31/2019	$33,833,134	$6,890,544

12/31/2018	$25,989,092	$—

As of period end, the tax components of accumulated earnings were as follows:

	MSO	MSO2
Non-expiring Capital loss carryforwards[1]	$(11,830,733)	$—
Net unrealized gains (losses)[2]	11,966,807	3,321,414
Qualified late-year losses[3]	—	(137,380)

	$136,074	$3,184,034

(1)	Amounts available to offset future realized capital gains.
(2)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the classification of investments, and amortization methods for premiums on fixed income securities.

(3)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MSO	MSO2
Tax cost	$576,080,983	$212,669,714

Gross unrealized appreciation	$24,394,544	$6,060,242
Gross unrealized depreciation	(11,028,371)	(2,239,154)

Net unrealized appreciation	$13,366,173	$3,821,088

9.	BANK BORROWINGS

Effective October 31, 2019, each Trust became party to an existing 364-day, $2.25 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. During the year ended December 31, 2019, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts will terminate at the close of business on February 22, 2024 for MSO and February 28, 2025 for MSO2; however, the Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025 and February 28, 2026, respectively. The Trusts are not target term funds and thus do not seek to return their initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because the Trusts do not list their common shares on any securities exchange, an investment in the Trusts, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trusts’ net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares to Preferred shares without the approval of Common Shareholders.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

With respect to MSO, for the year ended December 31, 2018, common shares issued and outstanding had a net increase of 4,657,908 as a result of dividend reinvestment and the initial public offering. For the year ended December 31, 2019, common shares issued and outstanding had a net decrease of 279,445 as a result of 62,915 shares issued from dividend reinvestment and 342,360 shares repurchased in tender offers.

With respect to MSO2, for the period ended December 31, 2019, common shares issued and outstanding increased by 1,582,527 as a result of 37,992 shares issued from dividend reinvestment and 1,544,535 shares from initial public offering.

MSO intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, MSO repurchases outstanding common shares at MSO’s net asset value on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that MSO conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

Tender offers were as follows:

Commencement Date	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
April 1, 2019	April 30, 2019	219,616	4.7%	116,448	2.5%
July 1, 2019	July 31, 2019	157,975	3.5	113,996	2.5
October 1, 2019	October 31, 2019	146,981	3.3	111,916	2.5

Beginning one year after the completion of MSO2’s initial public offering and ending upon the adoption of a plan of liquidation, MSO2 intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

As of December 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of MSO, owned 1,000 shares of MSO and BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,044 shares of MSO2.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO conducted a quarterly tender offer for up to 2.5% of its issued and outstanding common shares.

The results of the tender offer were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
January 2, 2020	February 3, 2020	105,714	2.4%	105,714	2.4%

(a)	Date the tender offer period began.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations and their cash flows, changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Cash Flows	Statements of Changes in Net Assets and Financial Highlights
BlackRock Multi-Sector Opportunities Trust	For the year ended December 31, 2019	For the year ended December 31, 2019 and for the period from February 23, 2018 (commencement of operations) through December 31, 2018
BlackRock Multi-Sector Opportunities Trust II	For the period from April 16, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information   (unaudited)

During the fiscal period ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	MSO	MSO2
Qualified Dividend Income for Individuals[1]	March 2019	6.74%	—
	June 2019 — December 2019	6.74	7.73%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	March 2019	44.40	—
	June 2019, September 2019	44.40	48.36
	December 2019	44.40	53.43
Federal Obligation Interest[3]	March 2019 — December 2019	0.96	—

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	63

Automatic Dividend Reinvestment Plan

With respect to MSO, unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “MSO Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “MSO Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the MSO Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the MSO Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your shares are held directly by the fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the MSO Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

The Reinvestment Plan Agent will open an account for each common shareholder under the MSO Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the MSO Reinvestment Plan will receive cash and participants in the MSO Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the MSO Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the MSO Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the MSO Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Trust reserves the right to amend or terminate the MSO Reinvestment Plan. There is no direct service charge to participants with regard to newly issued common shares in the Reinvestment Plan; however, the Trust reserves the right to amend the MSO Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the MSO Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, through the internet at computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

Pursuant to MSO2’s dividend reinvestment plan (the “MSO2 Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares of the Trust by BNY Mellon Investment Servicing (US) Inc. (the “MSO2 Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the MSO2 Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the MSO2 Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Trust common shares or if your Trust common shares are held directly by the Trust, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the MSO2 Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Trust common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the MSO2 Reinvestment Plan on the basis of the number of Trust common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the MSO2 Reinvestment Plan. Shareholders whose Trust common shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Trust common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Trust common shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MSO.
(b)	For MSO2.

TRUSTEE AND OFFICER INFORMATION	67

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund		Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BlackRock Multi-Sector Opportunities Trust	MSO	$6.256328	$—	$—	$1.243672	$7.500000	83%	0%	0%	17%	100%
BlackRock Multi-Sector Opportunities Trust II	MSO2	3.190074	—	—	1.234926	4.425000	72	0	0	28	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, MSO filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q, as applicable, are available on the SEC’s website at sec.gov. The Trusts’ Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	69

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$66,300	$59,670	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	Not Applicable

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock, Sacha Bacro, Managing Director at BlackRock, Robert Wuertz, Director at BlackRock and Jacob Caplain, Director at BlackRock. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain have been members of the Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global

Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Ronald Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.
Sacha Bacro	Managing Director of BlackRock, Inc. since 2005; Director of BlackRock, Inc. from 2002 to 2004; Vice President of BlackRock, Inc. from 2000 to 2001. Employed at BlackRock, Inc. since 1995.
Robertz Wuertz	Director of BlackRock, Inc. since 2012.
Jacob Caplain	Director of BlackRock, Inc. since 2019, Vice President of BlackRock, Inc. from 2018 to 2017; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

(a)(2)       As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amer Bisat	5	5	0	0	0	0
	$1.43 Billion	$1.41 Billion	$0	$0	$0	$0
Rick Rieder	20	44	15	0	4	13
	$102.8 Billion	$37.31 Billion	$6.83 Billion	$0	$287.2 Million	$6.51 Billion
Ronald Redmond	1	9	0	0	0	0
	$160.7 Million	$575.5 Million	$0	$0	$0	$0
Sacha Bacro	1	24	0	0	0	0
	$160.7 Million	$1.40 Billion	$0	$0	$0	$0
Robert Wuertz	2	3	5	0	1	4
	$376.7 Million	$2.84 Billion	$941.0 Million	$0	$138.8 Million	$426.2 Million
Jacob Caplain	2	3	2	0	1	2
	$376.7 Million	$2.84 Billion	$336.7 Million	$0	$138.8 Million	$336.7 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain customized indices..
Rick Rieder Ronald Redmond Sacha Bacro Robert Wuertz Jacob Caplain	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation -

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)     Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Amer Bisat	$100,001 - $500,000
Rick Rieder	Over $1,000,000
Ronald Redmond	$100,001 - $500,000
Sacha Bacro	$100,001 - $500,000
Robert Wuertz	None
Jacob Caplain	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 6, 2020